                                 EATON VANCE
                             PRIME RATE RESERVES
------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE OF EATON VANCE PRIME RATE RESERVES (THE "FUND") IS TO PROVIDE AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL, BY INVESTING IN A PORTFOLIO PRIMARILY OF SENIOR SECURED FLOATING RATE LOANS. THE FUND CURRENTLY SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING ITS ASSETS IN SENIOR DEBT PORTFOLIO (THE "PORTFOLIO"). THE PORTFOLIO HAS THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND, A CONTINUOUSLY OFFERED, CLOSED-END, NON-DIVERSIFIED MANAGEMENT INVESTMENT COMPANY, INVESTS DIRECTLY IN THE PORTFOLIO, A SEPARATE, CLOSED-END, NON-DIVERSIFIED MANAGEMENT INVESTMENT COMPANY, RATHER THAN, AS WITH AN HISTORICALLY STRUCTURED INVESTMENT COMPANY, INVESTING DIRECTLY IN AND MANAGING ITS OWN PORTFOLIO OF LOANS AND SECURITIES. THE PORTFOLIO AND THE FUND MAY BORROW, PRIMARILY IN CONNECTION WITH THE FUND'S TENDER OFFERS FOR ITS SHARES. SEE "USE OF LEVERAGE" ON PAGE 9.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.


This Prospectus sets forth information about the Fund that an investor should know before investing. It should be read and retained for future reference. A Statement of Additional Information for the Fund dated November 28, 1995, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents of the Statement of Additional Information appears at the end of this Prospectus. The Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265).


------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                            PRICE TO PUBLIC    SALES LOAD(2)    PROCEEDS TO FUND
                            ---------------    -------------    ----------------

Per Share(1) ............       $10.03             None              $10.03
Total ...................   $4,003,000,000    None to be paid   $4,003,000,000
                                                by the Fund
----------


(1)The shares are offered on a best efforts basis at a price equal to the net asset value, which, as of November 20, 1995, was $10.03 per share. See "How to Buy Fund Shares."


(2)Because Eaton Vance Distributors, Inc. and its affiliates will pay all sales commissions to authorized firms from their own assets, the net proceeds of the offering will be available to the Fund for investment in the Portfolio. See "How to Buy Fund Shares."

-------------------------------------------------------------------------------

                        EATON VANCE DISTRIBUTORS, INC.
                      PROSPECTUS DATED NOVEMBER 28, 1995

----------
Copyright (C) 1995. Eaton Vance Management

The Fund is engaged in a continuous public offering of its shares at net asset value without an initial sales charge. An early withdrawal charge of up to 3% will be imposed on most shares held for less than four years which are accepted for repurchase pursuant to a tender offer, as set forth below. See "How to Buy Fund Shares" and "Early Withdrawal." The address of the Fund is 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265).

The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser" or "BMR"), a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"), and Eaton Vance is the administrator (the "Administrator") of the Fund. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.

NO MARKET PRESENTLY EXISTS FOR THE FUND'S SHARES AND IT IS NOT CURRENTLY ANTICIPATED THAT A SECONDARY MARKET WILL DEVELOP FOR THE FUND'S SHARES. Fund shares are not readily marketable. To provide investor liquidity, the Trustees of the Fund presently intend each quarter to consider the making of a tender offer to purchase all or a portion of the Fund's shares at net asset value. See "Tender Offers to Purchase Shares."


                              TABLE OF CONTENTS
------------------------------------------------------------------------------
                                                                         PAGE
Shareholder and Fund Expenses .........................................    3
The Fund's Financial Highlights .......................................    4
The Fund's Investment Objective .......................................    6
How the Fund and the Portfolio Invest their Assets
 (including "Risk Factors") ...........................................    6
Yield and Performance Information .....................................   12
Organization of the Fund and the Portfolio ............................   13
Management of the Fund and the Portfolio ..............................   16
Valuing Fund Shares ...................................................   17
How to Buy Fund Shares ................................................   18
Tender Offers to Purchase Shares ......................................   19
Early Withdrawal ......................................................   21
Reports to Shareholders ...............................................   22
The Lifetime Investing Account/Distribution Options ...................   22
Eaton Vance Shareholder Services ......................................   23
Distribution and Taxes ................................................   24
Table of Contents of the Statement of Additional Information ..........   25

----------------------------------------------------------------------------------------------------------------------
SHAREHOLDER AND FUND EXPENSES<F1>
----------------------------------------------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
  --------------------------------------------------------------------------------------------------------------------
  Sales Load (as a percentage of offering price)                                                      None
  Dividend Reinvestment Fees                                                                          None
  Range of Early Withdrawal Charges Imposed on Tender of  Entire Account During the First
  Five Years (as a percentage of tender proceeds exclusive of all reinvestments and capital
    appreciation in the account)<F2>                                                                 3.00%-0%


  ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES
  (as a percentage of average net assets attributable to shares of beneficial interest)
  ---------------------------------------------------------------------------------------------------------------------
  Investment Advisory Fee<F3>                                                                         0.95%
  Interest Payments on Borrowed Funds                                                                 0.08
  Other Expenses (including administration fees<F3> of .25%)                                          0.65
                                                                                                     -----
      Total Annual Expenses                                                                          1.73%
                                                                                                     =====

  EXAMPLES                                              1 YEAR           3 YEARS          5 YEARS         10 YEARS
  ---------------------------------------------------------------------------------------------------------------------
  An investor would pay the following early
  withdrawal charge and expenses on a
  $1,000 investment, assuming (a) 5% annual
  return and (b) tender at the end of each period:       $48               $75              $95             $206

  An investor would pay the following expenses on
  the same investment, assuming (a) 5% annual
  return and (b) no tenders:                             $18               $55              $95             $206

NOTES:


<F1>  The purpose of the above table and the Example is to summarize the aggregate expenses of the Fund and the Portfolio and to assist investors in understanding the various costs and expenses that investors in the Fund will bear directly or indirectly. The Fund Trustees believe the aggregate per share expenses of the Fund and the Portfolio should approximate, and over time may be less than, the per share expenses which the Fund would incur if the Fund were instead to retain the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio. The costs and expenses included in the table and the Example are estimated based on the Fund's and the
      Portfolio's projected fees for the fiscal year ending December 31, 1995, and reflect the Fund's current policy of investing its assets in the Portfolio. The Example should not be considered a representation of past or future expenses since future expenses may be greater or less than those shown. For further information regarding the expenses of both the Fund and the
      Portfolio see "The Fund's Financial Highlights", "Organization of the Fund and the Portfolio", "Management of the Fund and
      the Portfolio", "How to Buy Fund Shares" and "Tender Offers to Purchase Shares".

<F2>  No early withdrawal charge is imposed on (a) shares purchased more than four years prior to the acceptance for tender, (b)
      shares acquired through the reinvestment of dividends and distributions and (c) any appreciation in value of other shares in the account (see "Tender Offers to Purchase Shares").

<F3>  As of the close of business on February 21, 1995, the Fund transferred its assets to the Portfolio in exchange for an interest in the Portfolio. The Portfolio's investment adviser is Boston Management and Research, a wholly-owned subsidiary of Eaton Vance. Prior to such date, the Fund retained Eaton Vance as its investment adviser. After such transfer of assets the Fund has continued to retain Eaton Vance as administrator. The Investment Advisory and Administration Fees are based upon a percentage of the Portfolio's average daily gross assets, which are estimated to be approximately the same as its average daily net assets for the fiscal year to end December 31, 1995.

<F4>  Other investment companies with different distribution arrangements are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio".

THE FUND'S FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following information through December 31, 1994 should be read in conjunction with the audited financial statements included in the Statement of Additional Information, all of which have been so included in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing, which report is contained in the Fund's Statement of Additional Information. Unaudited financial statements for the six months ended June 30, 1995 are also contained in the Statement of Additional Information. Further information regarding the performance of the Fund is contained in the Fund's semi-annual and annual reports to shareholders which may be obtained without charge by contacting the Fund's Principal Underwriter, Eaton Vance Distributors, Inc.

--------------------------------------------------------------------------------------------------------------------------------
                           SIX MONTHS
                              ENDED                                       YEAR ENDED DECEMBER 31,
                          JUNE 30, 1995    -------------------------------------------------------------------------------------
                           (UNAUDITED)        1994          1993            1992           1991            1990         1989<F1>
                        -----------------     ----          ----            ----           ----            ----         ------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value --
    Beginning of year      $  10.02         $  10.03      $  10.02        $   9.96        $   9.97        $  10.00      $  10.00
                           --------         --------      --------        --------        --------        --------      --------

Income from Investment
  Operations:
    Net investment
     income<F4>            $ 0.3935         $ 0.5966      $ 0.4970        $ 0.5415        $ 0.7500        $ 0.9505      $ 0.3535
    Net realized and
      unrealized gain
      (loss) on
      investments            0.0099          (0.0059)       0.0258          0.0575         (0.0035)<F2>    (0.0305)       --
                           --------         --------      --------        --------        --------        --------      --------
      Total income from
       investment
       operations          $ 0.4034         $ 0.5907      $ 0.5228        $ 0.5990        $ 0.7465        $ 0.9200      $ 0.3535
                           --------         --------      --------        --------        --------        --------      --------

Less distributions:
    From net investment
      income               $(0.3934)        $(0.5966)     $(0.5110)       $(0.5296)       $(0.7522)       $(0.9500)     $(0.3535)
    In excess of net
      investment
      income<F10>            --              (0.0041)        --            --               --              --            --
    From net realized
      gain on investments    --                --            --            (0.0094)        (0.0043)         --            --
    In excess of net
      realized gain on
      investment
      transactions<F10>      --                --          (0.0018)         --              --              --            --
                           --------         --------      --------        --------        --------        --------      --------
      Total
       distributions       $(0.3934)        $(0.6007)     $(0.5128)       $(0.5390)       $(0.7565)       $(0.9500)     $(0.3535)
                           --------         --------      --------        --------        --------        --------      --------
Net asset value --
    End of year            $  10.03         $  10.02      $  10.03        $  10.02        $   9.96        $   9.97      $  10.00
                           ========         ========      ========        ========        ========        ========      ========


TOTAL INVESTMENT
  RETURN<F3>                   4.1%             6.1%          5.3%            6.2%            7.8%            9.6%          3.6%

RATIOS (as a percentage
  of average daily net
  assets)<F5>:
    Operating
     expenses<F4>             1.68%<F9>        1.63%         1.55%           1.44%           1.37%           1.43%         1.30%<F9>
    Interest expense<F4>      0.08%<F9><F8>    0.21%         0.22%           0.18%           0.16%         --            --
    Net investment
     income                   7.84%<F9>        5.95%         4.98%           5.33%           7.42%           9.48%         8.52%<F9>

SUPPLEMENTAL DATA:
    Net Assets, End of
     Year (000 omitted)    $808,779         $611,588      $683,393      $1,011,006      $1,694,332      $2,095,692    $1,751,363
    Portfolio turnover<F6>       5%              60%           37%             26%             16%             43%           18%
    Number of Shares
      Outstanding at
      End of Year
      (000 omitted)          80,630           61,040        68,165         100,877         170,032         210,285       175,136


LEVERAGE ANALYSIS:
Borrowings by the Fund from issuance of commercial paper:
                                                                     AVERAGE WEEKLY
                                                AVERAGE DAILY           BALANCE
                           AMOUNT OF DEBT           BALANCE            OF SHARES        AVERAGE AMOUNT OF
                           OUTSTANDING AT     OF DEBT OUTSTANDING      OUTSTANDING        DEBT PER SHARE
      YEAR ENDED             END OF YEAR          DURING YEAR          DURING YEAR          DURING YEAR
-----------------------  -------------------  -------------------  -------------------  -------------------
   December 31, 1991         $   --               $34,893,000          189,758,055            $0.1839
   December 31, 1992         $39,764,710          $37,304,000          132,343,142            $0.2819
   December 31, 1993         $17,981,224          $24,585,000           85,859,000            $0.2863
   December 31, 1994         $20,403,169          $10,236,000           63,465,000            $0.1613
   June 30, 1995<F7>         $   --               $ 9,688,000           62,118,000            $0.1560

<F1>  For the period from the start of business, August 4, 1989, to December 31, 1989.

<F2>  The per share amount is not in accordance with the net realized and unrealized gain for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.


<F3>  Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported (assuming no early withdrawal charge was imposed). Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.


<F4>  Includes the Fund's share of Senior Debt Portfolio's allocated expenses for the period from February 22, 1995 to June 30,
      1995.

<F5>  For the year ended December 31, 1991, and for the period from the start of business, August 4, 1989, to December 31, 1989, the expenses related to the operation of the Fund were reduced by a reduction of the investment advisory fee. Had such action not been taken, the ratios would have been as follows:

                                                                                                   YEAR ENDED DECEMBER 31,
                                                                                                 ----------------------------
                                                                                                     1991          1989<F1>
                                                                                                 -------------  -------------
  RATIOS (as a percentage of average daily net assets):
      Operating expenses                                                                             1.40%        1.34%<F9>
      Interest expense                                                                               0.16%          --
      Net investment income                                                                          7.39%        8.48%<F9>

<F6>  Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included in the Fund's semi-annual report to shareholders.

<F7>  The Leverage Analysis is for the period January 1, 1995 to February 21, 1995, when the Fund transferred the commercial paper program to the Portfolio.

<F8>  Interest expense is for the period from January 1, 1995 to February 21, 1995.

<F9>  Computed on an annualized basis.

<F10> During the year ended December 31, 1993, the Fund adopted Statement of Position (SOP) 93-2: Determination, Disclosure and
      Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The
      SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.



Note: During each of the fiscal years shown above the Fund invested directly in loans and securities. As of the close of business on February 21, 1995, the Fund transferred its assets to the Portfolio in exchange for an interest in the Portfolio (unaudited).

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Eaton Vance Prime Rate Reserves (the "Fund") is a closed-end, non-diversified management investment company which continuously offers its shares of beneficial interest ("shares") to the public. The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital, by investing in a portfolio primarily of senior secured floating rate loans. The Fund currently seeks to achieve its objective by investing its assets in the Senior Debt Portfolio (the "Portfolio"), a separate closed-end, non-diversified management investment company with the same investment objective as the Fund. There is no assurance that the Fund's objective, or any specific yield on Fund shares, will be achieved. See "Yield and Performance Information." An investment in shares of the Fund is not a complete investment program.

HOW THE FUND AND THE PORTFOLIO INVEST THEIR ASSETS
------------------------------------------------------------------------------

The Portfolio will invest primarily in senior secured floating rate loans, and also in other institutionally traded senior secured floating rate debt obligations (collectively, "Loans"). Under normal market conditions, the Portfolio will invest at least 80% of its total assets in interests in Loans ("Loan Interests"). These Loans are made primarily to U.S. companies or their affiliates or issuers of asset-backed interests (collectively, "Borrowers") and have floating interest rates. Up to 20% of the Portfolio's total assets may be held in cash, invested in investment grade short-term debt obligations, and invested in interests in Loans that are unsecured ("Unsecured Loans"). See "Other Investment Policies" below.


The Loans in which the Portfolio acquires Loan Interests will, in the judgment of Boston Management and Research (the "Investment Adviser" or "BMR"), be in the category of senior debt of the Borrower and will generally hold the most senior position in the capitalization structure of the Borrower. Loans will consist primarily of direct obligations of U.S. companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buy-outs, refinancings or other financially leveraged transactions. Such Loans may include those made to a Borrower for the purpose of acquiring ownership or control of a company, whether as a purchase of equity or of assets, or for a leveraged recapitalization with no change in ownership. Except for Unsecured Loans, each Loan will be secured by collateral which BMR believes to have a market value, at the time of acquiring the Loan Interest, which equals or exceeds the principal amount of the Loan. Subsequent to purchase, the value of the collateral may decline, and the Loan may no longer be as secured. The Loans will typically have a stated term of five to eight years. However, since the Loans typically amortize principal over their stated life and are frequently prepaid, their effective maturity is expected to be two to three years. The Portfolio will maintain a segregated account with its custodian of liquid, high grade debt obligations with a value equal to the amount, if any, of the Loan which the Portfolio has obligated itself to make to the Borrower, but which has not yet been requested from the Portfolio. The Portfolio will attempt to maintain a portfolio of Loan Interests that will have a dollar weighted average period to next interest rate adjustment of approximately 90 days or less. As of October 31, 1995, the Portfolio had a dollar weighted average period to adjustment of approximately 58 days.


The Portfolio will purchase Loan Interests only if, in BMR's judgment, the Borrower can meet debt service on the Loan. In addition, a Borrower must meet other criteria established by BMR and deemed by it to be appropriate to the analysis of the Borrower, the Loan and the Loan Interest. The Loan Interests in which the Portfolio invests are not currently rated by any nationally recognized rating service. The primary consideration in selecting such Loan Interests for investment by the Portfolio is the creditworthiness of the Borrower. The quality ratings assigned to other debt obligations of a Borrower are generally not a material factor in evaluating Loans in which the Portfolio may acquire a Loan Interest, since such obligations will typically be subordinated to the Loans and be unsecured. Instead, BMR will perform its own independent credit analysis of the Borrower in addition to utilizing information prepared and supplied by the Agent (as defined below) or other participants in the Loans. Such analysis will include an evaluation of the industry and business of the Borrower, the management and financial statements of the Borrower, and the particular terms of the Loan and the Loan Interest which the Portfolio may acquire. BMR's analysis will continue on an ongoing basis for any Loan Interest purchased and held by the Portfolio. No assurance can be given regarding the availability at acceptable prices of Loan Interests that satisfy the Portfolio's investment criteria.

A Loan in which the Portfolio may acquire a Loan Interest is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent (the "Collateral Bank"), holds any collateral on behalf of the lenders. The Collateral Bank must be a qualified custodian under the Investment Company Act of 1940, as amended (the "1940 Act"). These Loan Interests generally take the form of direct interests acquired during a primary distribution and may also take the form of participation interests in, assignments of, or novations of a Loan acquired in secondary markets. Such Loan Interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of Loan Interests. The Portfolio may also acquire Loan Interests under which the Portfolio derives its rights directly from the Borrower. Such Loan Interests are separately enforceable by the Portfolio against the Borrower and all payments of interest and principal are typically made directly to the Portfolio from the Borrower. In the event that the Portfolio and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a Collateral Bank for their mutual benefit. The Portfolio may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a Loan.

BMR also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which the Portfolio does not have privity with the Borrower, those institutions from or through whom the Portfolio derives its rights in a Loan (the "Intermediate Participants"). The Portfolio will invest in Loan Interests only if the outstanding debt obligations of the Agent and Intermediate Participants, if any, are, at the time of investment, investment grade, i.e., (a) rated BBB or better by Standard and Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's"); or (b) rated A-2 by S&P or P-2 by Moody's; or (c) determined to be of comparable quality by BMR.

The Portfolio may from time to time acquire Loan Interests in transactions in which the current yield to the Portfolio exceeds the stated interest rate on the Loan. These Loan Interests are referred to herein as "Discount Loan Interests" because they are usually acquired at a discount from their nominal value or with a facility fee that exceeds the fee traditionally received in connection with the acquisition of Loan Interests. The Borrowers with respect to such Loans may have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of credit restructuring. In addition, Discount Loan Interests may become available as a result of an imbalance in the supply of and demand for certain Loan Interests. The Portfolio may acquire Discount Loan Interests in order to realize an enhanced yield or potential capital appreciation when BMR believes that such Loan Interests are undervalued by the market due to an excessively negative assessment of a Borrower's creditworthiness or an imbalance between supply and demand. The Portfolio may benefit from any appreciation in value of a Discount Loan Interest, even if the Portfolio does not obtain 100% of the Loan Interest's face value or the Borrower is not wholly successful in resolving its credit problems.

From time to time BMR and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Loans to or acquire such interests from the Portfolio or may be Intermediate Participants with respect to Loans in which the Portfolio owns interests. Such banks may also act as Agents for Loans in which the Portfolio owns interests.

RISK FACTORS
BMR expects the Fund's net asset value to be relatively stable during normal market conditions because the Portfolio's assets will consist primarily of interests in floating rate Loans and of short-term instruments. Accordingly, the value of the Portfolio's assets may fluctuate significantly less as a result of interest rate changes than would a portfolio of fixed-rate obligations. Nevertheless, a default in a Loan in which the Portfolio owns a Loan Interest, a material deterioration of a Borrower's perceived or actual creditworthiness or a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund's net asset value. Conversely, a sudden and extreme decline in interest rates could result in an increase in the Fund's net asset value. The Fund is not a money market fund and its net asset value will fluctuate, reflecting any fluctuations in the Portfolio's net asset value.

Investments in Loan Interests by the Portfolio bear certain risks common to investing in many secured debt instruments of nongovernmental issuers, including the risk of nonpayment of principal and interest by the Borrower, that Loan collateral may become impaired, that any losses will be proportionate to the degree of Loan Interest diversification and Borrower industry concentration, and that the Portfolio may obtain less than full value for Loan Interests sold because they are illiquid.

CREDIT RISK. Loan Interests are primarily dependent upon the creditworthiness of the Borrower for payment of interest and principal. The nonreceipt of scheduled interest or principal on a Loan Interest may adversely affect the income of the Portfolio or the value of its investments, which may in turn reduce the amount of dividends or the net asset value of the shares of the Fund. The Portfolio's ability to receive payment of principal of and interest on a Loan Interest also depends upon the creditworthiness of any institution interposed between the Portfolio and the Borrower. To reduce credit risk, BMR actively manages the Portfolio as described above. For information regarding the status of holdings of the Portfolio, see the Fund's financial statements.

Loan Interests in Loans made in connection with leveraged buy-outs, recapitalizations and other highly leveraged transactions are subject to greater credit risks than many of the other Loan Interests in which the Portfolio may invest. As of the date of this Prospectus, such Loan Interests constituted substantially all of the Portfolio's Loan Interests. These credit risks include the possibility of a default on the Loan or bankruptcy of the Borrower. The value of such Loan Interests are subject to a greater degree of volatility in response to interest rate fluctuations and may be less liquid than other Loan Interests.

The Portfolio may acquire interests in Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Portfolio may also invest in Loan Interests of Borrowers who have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

Although Loans in which the Portfolio invests will generally hold the most senior position in the capitalization structure of the Borrowers, the capitalization of many Borrowers will include non-investment grade subordinated debt. During periods of deteriorating economic conditions, a Borrower may experience difficulty in meeting its payment obligations under such bonds and other subordinated debt obligations. Such difficulties may detract from the Borrower's perceived creditworthiness or its ability to obtain financing to cover short-term cash flow needs and may force the Borrower into bankruptcy or other forms of credit restructuring.

COLLATERAL IMPAIRMENT. Loans (excluding Unsecured Loans) will be secured unless
(i) the value of the collateral declines below the amount of the Loans, (ii) the Portfolio's security interest in the collateral is invalidated for any reason by a court or (iii) the collateral is partially or fully released under the terms of the Loan Agreement as the creditworthiness of the Borrower improves. There is no assurance that the liquidation of collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal, or that collateral could be readily liquidated. The value of collateral generally will be determined by reference to financial statements of the Borrower, an independent appraisal performed at the request of the Agent at the time the Loan was initially made, the market value of such collateral (e.g., cash or securities) if it is readily ascertainable and/or by other customary valuation techniques considered appropriate in the judgment of BMR. Collateral is generally valued on the basis of the Borrower's status as a going concern and such valuation may exceed the immediate liquidation value of the collateral.

Collateral may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Portfolio will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In the case of Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In addition, the Portfolio may invest in Loans guaranteed by, or fully secured by assets of, such shareholders or owners, even if the Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Loan. On occasions when such stock cannot be pledged, the Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Loans and, indirectly, Loan Interests.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Portfolio's security interest in the Loan collateral or subordinate the Portfolio's rights under the Loan to the interests of the Borrower's unsecured creditors. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the Loan collateral to the Portfolio. For Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Portfolio's security interest in Loan collateral. If the Portfolio's security interest in Loan collateral is invalidated or the Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Portfolio would be able to recover the full amount of the principal and interest due on the Loan.


DIVERSIFICATION AND INDUSTRY CONCENTRATION. The Fund and the Portfolio have each registered with the U.S. Securities and Exchange Commission as a "non-diversified" investment company. As a result, the Fund and the Portfolio are required to comply only with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes" in the Statement of Additional Information for a description of these requirements. Because the Portfolio may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the value of the Portfolio's investments will be more affected by any single adverse economic, political or regulatory occurrence than will the value of the investments of a diversified investment company. It is the Portfolio's current intention not to invest more than 10% of its total assets in Loans of any single Borrower. The Portfolio may invest more than 10% (but not more than 25%) of its total assets in Loan Interests for which the same Intermediate Participant is interposed between the Borrower and the Portfolio. The Portfolio may acquire Loan Interests in Loans made to Borrowers in any industry. However, the Portfolio will not concentrate in any one industry with respect to Borrowers in whose Loans the Portfolio acquires Loan Interests or interpositioned persons that the Portfolio determines to be issuers for the purpose of this policy. See "Investment Restrictions" in the Statement of Additional Information.


ILLIQUID INSTRUMENTS. Loan Interests are, at present, not readily marketable and may be subject to legal and contractual restrictions on resale. Although Loan Interests are traded among certain financial institutions, some of the Loan Interests acquired by the Portfolio will be considered illiquid. The Portfolio's ability to dispose of a Loan Interest may be reduced to the extent that there has been a perceived or actual deterioration in the creditworthiness of an individual Borrower or the creditworthiness of Borrowers in general, or by events that reduce the level of confidence in the market for Loan Interests. As the market for Loan Interests becomes more seasoned, liquidity is expected to improve. However, the Portfolio has no limitation on the amount of its investments which can be not readily marketable or subject to restrictions on resale. Such investments may affect the Portfolio's ability to realize its net asset value in the event of a voluntary or involuntary liquidation of its assets. To the extent that such investments are illiquid, the Portfolio may have difficulty disposing of portfolio securities in order to make its tender offer payment obligations, if any. The Trustees of the Portfolio will consider the liquidity of the Portfolio's investments in determining whether a tender offer should be effected by the Portfolio. Tender offer decisions of the Portfolio directly affect the ability of the Fund to make its tender offers.

USE OF LEVERAGE
The Portfolio may from time to time (i) borrow money on a secured or unsecured basis at variable or fixed rates, and (ii) issue indebtedness such as commercial paper, bonds, debentures, notes or similar obligations or instruments and invest the capital raised in additional portfolio investments and/or meet its obligations pursuant to tender offers, if any. BMR currently expects that the Portfolio may incur borrowings and issue such debt in order to remain fully invested by managing anticipated cash infusions from the prepayment of Loans and the sale of Fund shares and cash outflows from the repurchase of Fund shares in connection with tender offers. For example, the Portfolio may use borrowed cash to purchase Loan Interests and repay such borrowings from the proceeds of expected sales of Fund shares. The Portfolio may also borrow and issue debt for the purpose of acquiring additional income-producing investments when it believes that the interest payments and other costs with respect to such borrowings or indebtedness will be exceeded by the anticipated total return (a combination of income and appreciation) on such investments. The amount of any such borrowing or issuance will depend upon market or economic conditions existing at that time.

However, as prescribed by the 1940 Act, the Portfolio will be required to maintain specified asset coverages of at least 300% with respect to any bank borrowing or issuance of indebtedness immediately following any such borrowing or issuance and on an ongoing basis as a condition of declaring dividends. The Portfolio's inability to make distributions as a result of these requirements could cause the Fund to fail to qualify as a regulated investment company and/ or subject the Fund to income or excise taxes. The Portfolio may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount.

Capital raised through leverage will be subject to interest costs which may or may not exceed the interest earned on the assets purchased. The Portfolio may also be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional classes of debt involves offering expenses and other costs and may limit the Portfolio's freedom to pay dividends or to engage in other activities. Borrowings and the issuance of indebtedness create an opportunity to be more fully invested and to earn greater income. However, any such borrowing or issuance is a speculative technique in that it will increase the Portfolio's exposure to capital risk. Such risks may be mitigated through the use of borrowings and issuances of indebtedness that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceeds the cost of borrowing or issuing debt, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

The Portfolio will not always borrow money or issue debt to finance additional investments. The Portfolio may borrow money to finance its tender offer payment obligations, if any, or for temporary, extraordinary or emergency purposes. The Portfolio's willingness to borrow money and issue debt for investment purposes, and the amount it will borrow, will depend on many factors, the most important of which are the investment outlook, market conditions and interest rates. To the extent that the Portfolio invests borrowed money in short-term fixed-rate debt obligations, successful use of a leveraging strategy depends on BMR's ability to correctly predict interest rates and market movements over these short-term periods. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.


The Portfolio has established a $245 million commercial paper program, pursuant to which it may from time to time sell its unsecured notes ("commercial paper") with short-term maturities of up to 270 days from the issuance thereof to accredited investors. Prior to its investment in the Portfolio, the Fund maintained the same commercial paper program. During the most recent fiscal year ended December 31, 1994 (prior to the Fund's investment in the Portfolio), the amount of commercial paper that the Fund had outstanding averaged $10,236,000 and ranged from $0 to $46,288,000. The annual interest rates on such paper ranged from 3.25% to 6.10%. The amount of commercial paper that the Portfolio had outstanding on October 31, 1995 was $0. The Portfolio may use the proceeds from the sale of its commercial paper to finance on a short-term basis the cash payments made for tender offers and may repay such borrowings from principal and interest payments made on the Loans. The Portfolio expects to continue to use commercial paper borrowings to finance such payments in the future as well as for investment purposes, and for paying interest or principal in respect of its obligations. The Portfolio's commercial paper will be issued pursuant to an Issuing and Paying Agency Agreement between the Portfolio and Citibank, N.A., and will be entitled to the benefits of a commercial paper surety bond made by Capital Markets Assurance Corporation in favor of Citibank, N.A. as a limited fiduciary for the holders of the commercial paper. The Portfolio has entered into an Insurance and Indemnity Agreement with Capital Markets Assurance Corporation, pursuant to which the Portfolio has agreed that, in the event of default under said Agreement, it will not distribute dividends or other distributions on, or repurchase or otherwise acquire, an interest of the Portfolio or pay fees to BMR as compensation for the provision of managerial or administrative services. In the event of such a default, the Portfolio's inability to distribute dividends and distributions as a result of these requirements could cause the Fund to fail to qualify as a regulated investment company and/or subject it to income or excise taxes. Although the Fund has no current intention to engage in borrowing, because the Portfolio will borrow the Fund will be affected thereby.


OTHER INVESTMENT POLICIES
The Portfolio will, during normal market conditions, invest at least 80% of its total assets in Loan Interests that conform to the requirements described above. However, up to 20% of the Portfolio's total assets may be held in cash, invested in short-term debt obligations, and invested in interests in Loans that are unsecured. The Portfolio will invest in only those Unsecured Loans that have been determined by BMR to have a credit quality at least equal to that of the collateralized Loans in which the Portfolio primarily invests. Should the Borrower of an Unsecured Loan default on its obligation there will be no specific collateral on which the Portfolio can foreclose, although the Borrower will typically have assets believed by BMR at the time of purchase of the Unsecured Loans to exceed the amount of the Loan. The short-term debt obligations in which the Portfolio may invest include, but are not limited to, interests in senior Unsecured Loans with a remaining maturity of one year or less ("Short-Term Loans"), certificates of deposit, commercial paper, short-term and medium-term notes, bonds with remaining maturities of less than five years, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. The credit quality of Short-Term Loans must be determined by BMR to be at least equal to that of the Portfolio's investments in Loans. All of such other debt instruments will be investment grade (i.e., rated Baa, P-3 or better by Moody's or BBB, A-3 or better by S&P or, if unrated, determined by BMR to be of comparable quality). Securities rated Baa, BBB, P-3 or A-3 are considered to have adequate capacity for payment of principal and interest, but are more susceptible to adverse economic conditions. Securities rated BBB or Baa (or comparable unrated securities) have speculative characteristics. Also, the capacity of their issuers to make principal and interest payments would be weakened by changes in economic conditions or other circumstances to a greater extent than for issuers of higher grade bonds. Pending investment of the proceeds of Fund sales by the Portfolio or when BMR believes that investing for defensive purposes is appropriate, more than 20% of the Portfolio's total assets may be temporarily held in cash or in the short-term debt obligations described above.

Although the Portfolio currently holds Loan Interests only in Loans for which the Agent and Intermediate Participants, if any, are banks, it may acquire Loan Interests from non-bank financial institutions and in Loans originated, negotiated and structured by non-bank financial institutions, if such Loan Interests conform to the credit requirements described above. As these other types of Loan Interests are developed and offered to investors, BMR will, consistent with the Portfolio's investment objective, policies and quality standards, and in accordance with applicable custody and other requirements of the 1940 Act, consider making investments in such Loan Interests. Also, the Portfolio has acquired and may continue to acquire warrants and other equity securities as part of a unit combining Loan Interests and equity securities of the Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolio's purchase of a Loan Interest. The Portfolio may also acquire equity securities issued in exchange for a Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of BMR, may enhance the value of a Loan or would otherwise be consistent with the Portfolio's investment policies.

The Portfolio will limit its investments to those which are eligible for purchase by national banks for their own portfolios. The conditions and restrictions governing the purchase of Fund shares by national banks are set forth in the U.S. Comptroller of the Currency's Banking Circular 220. Subject to such conditions and restrictions, national banks may acquire Fund shares for their own investment portfolio.

FOREIGN INVESTMENTS. The Portfolio may also acquire U.S. dollar denominated Loan Interests in Loans which are made to non-U.S. Borrowers in developed countries; provided, however, that any such Borrower meets the credit standards established by BMR for U.S. Borrowers, and no more than 35% of its net assets are invested in Loan Interests of such Borrowers. Investing in Loan Interests of non-U.S. Borrowers involves certain special considerations, which are not typically associated with investing in U.S. Borrowers. Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. Borrowers, there may be less publicly available information about a foreign company than about a domestic company. There is generally less government supervision and regulation of financial markets and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions. As of the date of this Prospectus, none of the Portfolio's assets were invested in Loan Interests of non-U.S. Borrowers. Moreover, the Portfolio has no current intention to invest more than 5% of its net assets in such Loan Interests.

INTEREST RATE TRANSACTIONS. In order to attempt to protect the value of the Portfolio's assets from interest rate fluctuations and to maintain a dollar weighted average period to next interest rate adjustment of approximately 90 days or less, the Portfolio may enter into interest rate swaps. The Portfolio intends to use interest rate swaps as a hedge and not as a speculative investment and will typically use interest rate swaps to shorten the average time to interest rate reset of the Portfolio. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. BMR has not been involved in the use of interest rate swaps but has utilized other types of hedging techniques. If BMR is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be less favorable than what it would have been if this investment technique was never used. The Portfolio has not engaged in such transactions and has no current intention to invest more than 5% of its net assets in such transactions.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. Under a repurchase agreement the Portfolio buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually within seven days of the original purchase date. Repurchase agreements are deemed to be loans under the 1940 Act. In all cases, BMR must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have declined, the Portfolio could experience a loss. To date, the Portfolio has not engaged in repurchase agreements.

CERTAIN INVESTMENT RESTRICTIONS AND POLICIES. The Fund and the Portfolio have adopted certain fundamental investment restrictions and policies which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder or investor vote, respectively. Among these fundamental restrictions, the Portfolio may not purchase any security if, as a result of such purchase, 25% or more of the Portfolio's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for the purpose of this restriction); provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Except for the fundamental restrictions and policies enumerated in the Fund's Statement of Additional Information, the investment objective and policies of the Fund and the Portfolio are not fundamental policies and accordingly may be changed by the Trustees of the Fund and the Portfolio without obtaining the approval of the Fund's shareholders or the investors in the Portfolio, as the case may be. If any changes were made, the Fund might have an investment objective different from the objective which an investor considered appropriate at the time the investor became a shareholder of the Fund.

YIELD AND PERFORMANCE INFORMATION
------------------------------------------------------------------------------

The rate of interest payable on Loans is established as the sum of a base lending rate plus a specified spread. These base lending rates are generally the Prime Rate of a designated U.S. bank, the London InterBank Offered Rate ("LIBOR"), the Certificate of Deposit ("CD") rate of a designated U.S. bank or another base lending rate used by commercial lenders. The Prime Rate is the rate banks typically use as a base for a wide range of loans to individuals and midsize and small businesses. LIBOR is the rate typically used by banks worldwide as a base for loans to large commercial and industrial companies. A Borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The interest rate on Prime Rate- based Loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based Loans is periodically reset with reset periods typically ranging from 30 to 180 days. At the time of acquisition of a Loan Interest, the Portfolio may also receive an upfront facility fee.

The yield on a Loan Interest held by the Portfolio will primarily depend on the terms of the underlying Loan and the base lending rate chosen by the Borrower initially and on subsequent dates specified in the applicable loan agreement. The relationship between the Prime Rate, the CD rate and LIBOR will vary as market conditions change. In the past, the relationship between the Prime Rate and the other possible base lending rates was reasonably stable, and Loans were structured with appropriate spreads over the base rates so that the income earned by the Portfolio was approximately the same no matter which alternative the Borrower selected. Since Borrowers tend to select the base lending rate which results in the lowest interest cost, the distribution of the Portfolio's investments among Prime Rate, CD rate and LIBOR based Loans is likely to shift in favor of Loans with the base lending rate that generates the lowest rate of return to the Portfolio. BMR anticipates that, during normal market conditions, the effective yield of the Fund may approximate the average Prime Rate of leading U.S. banks as published in The Wall Street Journal. When the traditional spread between the Prime Rate and other base lending rates widens, the Fund will be unable to achieve an effective yield approximating the average published Prime Rate of leading U.S. banks. Such has been the case since February 1991. Currently, the Borrowers with respect to over 90% of the value of Loans held by the Portfolio have selected LIBOR as the base lending rate for such Loans, which has lowered their interest cost and reduced the level of the Fund's effective yield for this period to below the Prime Rate. Although BMR believes the present wide differential between the Prime Rate and LIBOR is unusual, it has occurred before at low points in the economic cycle. BMR hopes that, as the economy continues to improve, the long-term relationship between the Prime Rate and LIBOR may be restored and the Fund should again be able to achieve an effective yield approximating the Prime Rate. However, there is not yet evidence that this will occur by the end of 1995 or thereafter.

From time to time, the Fund may quote a current and/or effective yield based on a specific one-month period. The current yield is calculated by annualizing the most recent monthly distribution (i.e., multiplying by 365/31 for a 31 day month) and dividing the product by the current maximum offering price. The effective yield is calculated by dividing the current yield by 365/31 and adding
1. The resulting quotient is then taken to the 365/31st power and reduced by 1. The result is the effective yield. Yields will fluctuate from time to time and are not necessarily representative of future results. Advertisements and communications to present or prospective shareholders may also cite a total return for any period. Total return will be calculated by subtracting the net asset value of a single purchase of shares at a given date from the net asset value of those shares (assuming reinvestment of distributions) on a subsequent date. The difference divided by the original net asset value is the total return. The calculation of the Fund's total return and effective yield reflects the effect of compounding inasmuch as all dividends and disributions are assumed to be reinvested in additional shares of the Fund at net asset value. In addition, the calculation of total return, current yield and effective yield does not reflect the imposition of any Early Withdrawal charges or the amount of any shareholder income tax liability. If reflected, an Early Withdrawal Charge would reduce the performance quoted. If the fees or expenses of the Fund or the Portfolio are waived or reimbursed, the Fund's performance will be higher. Information about the performance of the Fund or other investments should not be considered a representation of future performance the Fund may earn or what an investor's yield or total return may be in the future.




ORGANIZATION OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------

The Fund is organized as a business trust established under Massachusetts law pursuant to a Declaration of Trust dated May 2, 1989, as amended, and is registered under the 1940 Act. The Trustees of the Fund are responsible for the overall management and supervision of its affairs. The Fund currently has one class of shares of beneficial interest which may be issued in an unlimited number by the Trustees. Each share represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, the shares are fully paid and nonassessable by the Fund and may be repurchased only as described under "Tender Offers to Purchase Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted in proportion to the amount of the Fund's net asset value which they represent. Shares have no preemptive or conversion rights and are freely transferable. In the event of liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

The Fund's Declaration of Trust may not be amended without the affirmative vote of a majority of the outstanding shares of the Fund (or such greater vote as is described below under "Anti-Takeover Provisions"), except that the Declaration of Trust may be amended by the Trustees to change the name of the Fund, to make such other changes as do not have a materially adverse effect on the rights or interests of shareholders and to conform the Declaration of Trust to applicable federal laws or regulations. The Fund may be terminated (i) upon the merger or consolidation with or sale of the Fund's assets to another company, if approved by the holders of two-thirds of the outstanding shares of the Fund, except that if the Trustees recommend such transaction, the approval by vote of the holders of a majority of the outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of the Fund, if approved by the holders of two-thirds of the Fund's outstanding shares, except that if the Trustees recommend such transaction, the approval by vote of the holders of a majority of the outstanding shares will be sufficient. If not so terminated, the Fund may continue indefinitely.

ANTI-TAKEOVER PROVISIONS. The Fund presently has certain anti-takeover provisions in its Declaration of Trust which are intended to limit, and could have the effect of limiting, the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. As indicated above, a two-thirds vote is required for certain transactions. The affirmative vote or consent of the holders of two-thirds of the shares of the Fund (a greater vote than that required by the 1940 Act and, in some cases, greater than the required vote applicable to business corporations under state law) is required to authorize the conversion of the Fund from a closed-end to an open-end investment company (except that if the Trustees recommend such conversion, the approval by vote of the holders of a majority of the outstanding shares will be sufficient) and the affirmative vote or consent of the holders of three-quarters of the shares of the Fund is required to authorize any of the following transactions (the "Transactions"):
(i) merger or consolidation of the Fund with or into any corporation; (ii) issuance of any securities of the Fund to any person or entity for cash; (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000 or assets sold in the ordinary course of business); or (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000) if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding shares of the Fund. However, such vote or consent will not be required with respect to the Transactions if the Board of Trustees under certain conditions approves the Transaction. Further, the provisions of the Fund's Declaration of Trust relating to conversion of the Fund to an open-end investment company, the Transactions, the merger or consolidation with or sale of the Fund's assets, and the liquidation and distribution of the Fund's assets may not be amended without the affirmative vote or consent of two-thirds of the outstanding shares of the Fund. Reference is made to the Declaration of Trust of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions. See "Other Information" in the Fund's Statement of Additional Information.

The foregoing provisions will make more difficult the conversion of the Fund to an open-end investment company and the consummation of the Transactions without the Trustees' approval, and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices, in the event that a secondary market for the Fund shares does develop, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. However, the Board of Trustees has considered these anti-takeover provisions and believes that they are in the shareholders' best interests and benefit shareholders by providing the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid.

SENIOR DEBT PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Fund, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust, as amended, provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Fund believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in the Fund should be aware that the Fund, unlike other investment companies which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in the Portfolio, which is a separate investment company with an identical investment objective (although the Fund may temporarily hold a de minimus amount of cash). Therefore, the Fund's interest in the securities owned by the Portfolio is indirect. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated investment companies or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions, see "The Fund's Investment Objective" and "How the Fund and the Portfolio Invest their Assets." Further information regarding investment practices may be found in the Statement of Additional Information.

The Trustees of the Fund have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, and affords economies of scale for the Fund, at least when the assets of the Portfolio exceed $1 billion. The shareholders of the Fund have previously approved the policy of investing the Fund's assets in an interest in the Portfolio.

The Fund may withdraw (completely redeem) all or any part of its interest in the Portfolio only pursuant to tender offers of the Portfolio. The Portfolio's Board of Trustees presently intends each quarter to consider the making of such tender offers. However, there can be no assurance that the Portfolio's Board of Trustees will, in fact, decide to undertake the making of such a tender offer. See "Tender Offers to Purchase Shares" below. The investment objective and the nonfundamental investment policies of the Fund and the Portfolio may be changed by the Trustees of the Fund and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. Any such change of the investment objective will be preceded by thirty days' advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. If a shareholder tenders shares because of a change in the nonfundamental objective or policies of a Fund, those shares may be subject to an early withdrawal charge, as described in "Early Withdrawal." In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Fund determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all of its assets from the Portfolio. Of course, a complete withdrawal of Fund assets could be accomplished only pursuant to a Portfolio tender offer.


Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110, (617) 482-8260. Smaller investors in the Portfolio may be adversely affected by the actions of a larger investor in the Portfolio. For example, if a large investor withdraws a significant amount of assets from the Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may hold fewer securities, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured funds which have large or institutional investors.


Until recently, the Administrator sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the investment company industry and, therefore, the Fund may be subject to additional regulations that are inapplicable to historically structured funds.

The Declaration of Trust of the Portfolio provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes. See "Distributions and Taxes" for further information. Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio Loans and noncash assets (as opposed to a cash distribution from the Portfolio). If Loans and noncash assets are distributed, the Fund could incur brokerage, tax or other charges in converting them to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments and will adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Trustees of the Fund, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest arising from the fact that the Trustees of the Fund and the Trustees of the Portfolio are the same. Such procedures require each Board to take actions to resolve any conflict of interest between the Fund and the Portfolio, and it is possible that the creation of separate Boards may be considered. For further information concerning the Trustees and officers of the Fund and the Portfolio, see the Statement of Additional Information.

MANAGEMENT OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------

The Portfolio engages BMR, a wholly-owned subsidiary of Eaton Vance, to act as its investment adviser under an Investment Advisory Agreement (the "Advisory Agreement"). Under the general supervision of the Portfolio's Board of Trustees, BMR will carry out the investment and reinvestment of the assets of the Portfolio, will furnish continuously an investment program with respect to the Portfolio, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. BMR will furnish to the Portfolio investment advice and office facilities, equipment and personnel for servicing the investments of the Portfolio. BMR will compensate all Trustees and officers of the Portfolio who are members of the BMR organization and who render investment services to the Portfolio, and will also compensate all other BMR personnel who provide research and investment services to the Portfolio. In return for these services, facilities and payments, the Portfolio has agreed to pay BMR as compensation under the Advisory Agreement a monthly fee in the amount of 19/240 of 1% (equivalent to 0.95% annually) of the average daily gross assets of the Portfolio. Gross assets of the Portfolio shall be calculated by deducting all liabilities of the Portfolio except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Portfolio. While this advisory fee is greater than that paid by most other funds, it is similar to fees paid by other closed-end funds investing primarily in Loans and Loan Interests.

On October 24, 1994, the Trustees of the Portfolio voted to accept a waiver of BMR's compensation so that the aggregate advisory fees paid by the Portfolio under the Advisory Agreement during any fiscal year or portion thereof after the Fund begins to invest its assets in the Portfolio will not exceed on an annual basis: (a) 0.95% of average daily gross assets of the Portfolio up to and including $1 billion; (b) 0.90% of average daily gross assets in excess of $1 billion up to and including $2 billion; and (c) 0.85% of average daily gross assets in excess of $2 billion. Prior to February 21, 1995 (when the Fund transferred its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. The Fund paid Eaton Vance advisory fees equivalent to 0.95% of the Fund's average daily gross assets for the fiscal year ended December 31, 1994.


Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. BMR or Eaton Vance currently serves as the investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $16 billion, of which approximately $14 billion is in investment companies, including approximately $1,010 million in the Fund. Eaton Vance, through its subsidiaries and affiliates, engages in investment management and marketing activities; fiduciary and related banking services; oil and gas operations; real estate investment, consulting and management; and development of precious metals properties.

The Fund has engaged Eaton Vance to act as its administrator under an Administration Agreement (the "Administration Agreement"). Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing services in connection with contemplated quarterly tender offers and other administrative services necessary to conduct the Fund's business. In return for these services, facilities and payments, the Fund pays Eaton Vance as compensation under the Administration Agreement a monthly fee in the amount of 1/48 of 1% (equivalent to 0.25% annually) of the average daily gross assets of the Portfolio attributable to the Fund. In calculating the gross assets of the Portfolio, all liabilities of the Portfolio shall be deducted except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Portfolio. For the fiscal year ended December 31, 1994, the amount of administration fees paid by the Fund to Eaton Vance was equal to 0.25% annually of the Fund's average daily gross assets.


As indicated under "How to Buy Fund Shares", the payments of compensation to Authorized Firms (as defined below) at the time Fund shares are sold and quarterly thereafter on outstanding Fund shares will be made from the assets of BMR, Eaton Vance and EVD, which may include amounts received by BMR under its Advisory Agreement with the Portfolio, by Eaton Vance under its Administration Agreement with the Fund and by EVD as early withdrawal charges on the repurchase of shares held for less than four years.

The Portfolio and the Fund, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by BMR under the Advisory Agreement, by Eaton Vance under the Administration Agreement or by EVD under its Distribution Agreement. See "Investment Advisory and Other Services" in the Statement of Additional Information.

Jeffrey S. Garner, Vice President of Eaton Vance since January 1988 and Vice President of the Portfolio and the Fund since their inception, is the Portfolio Manager of the Portfolio.

VALUING FUND SHARES
------------------------------------------------------------------------------

THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is detemined by IBT Fund Services (Canada) Inc. (as agent for the Fund) in the manner authorized by the Trustees of the Fund. IBT Fund Services (Canada) Inc. is a subsidiary of Investors Bank & Trust Company ("IBT"), the Fund's and the Portfolio's custodian. The Fund will be closed for business and will not price its shares on the following business holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).


The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT Fund Services (Canada) Inc. (as agent for the Portfolio). The Portfolio's net asset value is computed by determining the value of the Portfolio's total assets (the loans and securities it holds plus any cash or other assets, including interest accrued but not yet received), and subtracting all of the Portfolio's liabilities (including the outstanding principal amount of any indebtedness issued and any unpaid interest thereon). For further information regarding the valuation of each interest in the Portfolio, see "Determination of Net Asset Value" in the Statement of Additional Information.


Because Loan Interests are not actively traded in a public market, BMR, following procedures established by the Portfolio's Trustees, will value the Loan Interests held by the Portfolio at fair value. In valuing a Loan Interest, BMR will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the Loan Interest, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Loan Interest, the terms and conditions of the Loan and any related agreements, and the position of the Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Loan Interest, including price quotations (if considered reliable) for and trading in the Loan Interest and interests in similar Loans and the market environment and investor attitudes towards the Loan Interest and interests in similar Loans; (v) the reputation and financial condition of the Agent and any Intermediate Participants in the Loan; and (vi) general economic and market conditions affecting the fair value of the Loan Interest.

Other Portfolio holdings (other than short term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

Short-term obligations which mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued by the Portfolio at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees of the Portfolio.

HOW TO BUY FUND SHARES
------------------------------------------------------------------------------

The Fund is engaged in a continuous public offering of its shares at net asset value without an initial sales charge. The Fund does not currently intend to list its shares on any national securities exchange. The Principal Underwriter, Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110, will make payments from its own assets to certain financial service firms who have sales agreements with the Principal Underwriter ("Authorized Firms"). In addition, an early withdrawal charge, which is paid to EVD, will be imposed on most shares held for less than four years which are accepted for repurchase pursuant to a tender offer, as set forth under "Early Withdrawal."

From time to time the Fund may suspend the continuous offering of its shares. During any such suspension, shareholders who reinvest their distributions in additional shares will be permitted to continue such reinvestments, and the Fund may permit tax sheltered retirement plans which own shares to purchase additional shares of the Fund.


HOW TO BUY SHARES FOR CASH. Investors may purchase shares of the Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective, which, as of November 20, 1995, was $10.03. Pursuant to its Distribution Agreement with EVD, the Fund has authorized EVD to distribute its shares on a "best efforts" basis through Authorized Firms. EVD will furnish the names of Authorized Firms to an investor upon request. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm.


EVD compensates the Authorized Firms at the rate of 3.0% of the dollar amount of the shares being purchased.

If the shares remain outstanding for at least one year from the date of their original purchase, EVD will compensate the Authorized Firms at an annual rate, paid quarterly, equal to .10% for the second year, .15% for the third year, .20% for the fourth year, .25% for the fifth year and .30% for the sixth year and subsequent years, of the value of Fund shares sold by such Authorized Firms and remaining outstanding. Compensation paid to Authorized Firms at the time of purchase and the quarterly payments mentioned above do not represent an additional expense to shareholders since such payments will be made from BMR's, EVD's and Eaton Vance's own assets, which may include amounts received by EVD as early withdrawal charges, amounts received by BMR under its Advisory Agreement with the Portfolio and amounts received by Eaton Vance under its Administration Agreement with the Fund. As at the fiscal year ended December 31, 1994, EVD had made compensation payments to Authorized Firms in the aggregate amount of approximately $57,245,400 since inception of the Fund. (Prior to February 22, 1995, the rate of compensation was different.) See "Early Withdrawal." The compensation paid to Authorized Firms and EVD, including the compensation paid at the time of purchase, the quarterly payments mentioned above, any additional incentives mentioned below, and the early withdrawal charge, if any, will not in the aggregate exceed the applicable limit (currently 8%), unless the approval of the National Association of Securities Dealers, Inc. ("NASD") has been received.

The Principal Underwriter may also, from time to time, at its own expense, provide additional cash incentives to Authorized Firms which employ registered representatives who sell a minimum dollar amount of the Fund's shares and/or shares of other funds distributed by the Principal Underwriter. Upon NASD approval, the Principal Underwriter may provide non-cash incentives to Authorized Firms.


An initial investment in the Fund must be at least $5,000 ($2,000 in the case of Individual Retirement Accounts). Once an account has been established, the investor may send investments of $50 or more at any time directly to the Fund's Transfer Agent as follows: First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. See "Eaton Vance Shareholder Services".


The Fund may suspend the offering of shares at any time and may refuse any order for the purchase of shares.

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at the then current net asset value. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold by IBT as agent for the account of their owner on the day of their receipt by IBT or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through EVD or an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from EVD or Authorized Firms), as follows:

        IN THE CASE OF BOOK ENTRY:

        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C Eaton Vance Prime Rate Reserves

        IN THE CASE OF PHYSICAL DELIVERY:

        Investors Bank & Trust Company
        Attention: Eaton Vance Prime Rate Reserves
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111

Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.


USE OF PROCEEDS. As of the date of this Prospectus, the net proceeds from the sale of the Fund's shares currently outstanding were approximately $1,010,000,000 substantially all of which is now invested in the Portfolio. The Portfolio invests its assets in Loan Interests. Prior to its investment in the Portfolio, sales of Fund shares were suspended between November 1, 1989 and July 30, 1990 and between October 19, 1990 to March 18, 1991 to allow the Fund to more fully invest its assets in Loan Interests. The Fund may suspend sales of its shares in the future to allow the Portfolio to more fully invest in Loan Interests. Proceeds from the continuous offering of Fund shares will be used to increase the Fund's interest in the Portfolio. The investment in interests in Loans and Unsecured Loans of any additional net proceeds that the Portfolio receives from the Fund may take one to three months, up to a maximum of six months, from the date the Portfolio receives such proceeds. Pending such investment, the proceeds will be held by the Portfolio in cash or invested in investment grade short-term debt obligations.


TENDER OFFERS TO PURCHASE SHARES
------------------------------------------------------------------------------

It is presently contemplated by the Board of Trustees, recognizing the likelihood that a secondary market for the Fund's shares will not exist, that the Fund may take actions which will provide liquidity to shareholders. The Fund may from time to time make tender offers at net asset value for the purchase of all or a portion of its shares. The price will be established at the close of business on the last day the tender offer is open. The Fund's Trustees presently intend each quarter to consider the making of such tender offers. However, there are no assurances that the Fund's Board of Trustees will, in fact, decide to undertake the making of such a tender offer. The Fund's assets consist primarily of its interest in the Portfolio. Therefore, in order to finance the repurchase of Fund shares pursuant to such tender offers, the Fund will find it necessary to liquidate all or a portion of its interest in the Portfolio. Because interests in the Portfolio may not be transferred, the Fund may withdraw a portion of its interest only pursuant to tender offers of the Portfolio. The Fund will not conduct a tender offer for Fund shares unless the Portfolio simultaneously conducts a tender offer for Portfolio interests. The Portfolio's Trustees presently intend each quarter to consider the making of such tender offers. However, there are no assurances that the Portfolio's Board of Trustees will, in fact, decide to undertake the making of such a tender offer. The Fund cannot make a tender offer larger than the Portfolio's. The Portfolio will make tender offers, if any, to all of its investors, including the Fund, on the same terms, which practice may affect the size of the Portfolio's offers. Subject to the Portfolio's investment restriction with respect to borrowings, the Portfolio may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such tender offers.

The Fund expects that there will ordinarily be no secondary market for the Fund's shares and that periodic tender offers will be the only source of liquidity for Fund shareholders. Moreover, the Principal Underwriter is prohibited under applicable law from making a market in Fund shares while the Fund is making either a public offering of or a tender offer to purchase shares. Similarly, the Principal Underwriter prohibits dealers that have signed sales agreements to sell Fund shares from making a market in such shares. Nevertheless, if a secondary market develops for shares of the Fund, the market price of the shares may vary from net asset value from time to time. The market price may be affected by, among other factors, relative demand and supply of shares and the performance of the Fund, especially as it affects the yield on and investment performance of the shares of the Fund. Should there be a secondary market for Fund shares, it is expected that shares of the Fund will not trade at a premium because the Fund intends to engage in a continuous offering of its shares at net asset value. A tender offer for shares of the Fund at net asset value, as contemplated and described above, is expected to reduce any spread between net asset value and market price that may otherwise develop. However, there are no assurances that tender offers would result in the Fund's shares trading at a price which is equal to or approximates their net asset value.

Although the Trustees believe that tender offers generally would be beneficial to the Fund's shareholders, the acquisition of shares by the Fund will decrease the total assets of the Fund and therefore have the possible effect of increasing the Fund's expense ratio. Furthermore, if the Portfolio borrows to finance the making of tender offers for the Portfolio's interests, interest on such borrowing will reduce the Fund's net investment income.


There are circumstances under which the purchase of shares in a tender offer, even if approved by the Board and made to shareholders, may not be effected by the Fund. These circumstances would arise if, in the judgment of the Trustees,
(i) the Fund would not be able to liquidate the requisite portion of its interest in the Portfolio and/or such liquidation would have an adverse effect on the net asset value of the Fund to the detriment of the non-tendering Fund shareholders; (ii) the Fund's income would be taxed at the Fund level in addition to the taxation of shareholders who receive dividends and distributions from the Fund (see "Distributions and Taxes") as a result of the Fund being deemed a taxable entity occasioned by the impairment of the Fund's status as a regulated investment company under the Code; or (iii) there exists (a) a limitation imposed by federal or state authorities on the extension of credit by lenders which affects the Fund, the Borrowers of Loans in which the Portfolio holds Loan Interests or the Intermediate Participants, (b) a banking moratorium declared by federal or state authorities or any suspension of payments by banks in the United States, (c) a legal action or proceeding instituted or threatened which materially adversely affects the Fund, (d) a legal action or proceeding instituted or threatened which challenges such purchase, (e) an international or national calamity, such as commencement of war or armed hostilities, which directly or indirectly involves the United States, or (f) an event or condition not listed herein which would materially adversely affect the Fund if the tendered shares are purchased.


The Fund has obtained an exemption from the Securities and Exchange Commission relating to tender offers which includes representations by the Fund that no secondary market for Fund shares is expected to exist. This exemption is conditioned on the absence of a secondary market. In the event that circumstances arise under which the Fund does not conduct periodic tender offers, the Board would consider alternative means of providing liquidity for shareholders. Such action would include an evaluation of any secondary market that then existed and a determination as to whether such market provided liquidity for shareholders. If the Board determines that such market, if any, fails to provide liquidity for Fund shareholders, the Board expects that it will consider all then available alternatives to provide such liquidity. Among the alternatives which the Board would consider is the listing of the Fund's shares on a major domestic stock exchange or on the NASDAQ National Market System in order to provide such liquidity. The Board may also consider causing the Fund to repurchase its shares from time to time in open-market or private transactions when it can do so on terms that represent a favorable investment opportunity. In any event, the Board expects it will cause the Fund to take whatever action it deems necessary or appropriate to provide liquidity for Fund shareholders in light of the facts and circumstances existing at such time.

If the Portfolio must liquidate portfolio securities in order to meet its tender obligations, the Portfolio, and therefore the Fund, may realize gains and losses. Such gains may be realized on securities held for less than three months. Because less than 30% of the Fund's annual gross income must be derived from the sale or disposition of securities held less than three months (in order to retain the Fund's tax status as a regulated investment company), such gains could reduce the ability of the Portfolio to sell other securities held for less than three months that the Portfolio may wish to sell in the ordinary course of its portfolio management, which may adversely affect the Portfolio's yield.

Each tender offer will be made and shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. The repurchase of tendered shares by the Fund is a taxable event. See "Distributions and Taxes." The Fund will pay all costs and expenses associated with the making of any such tender offers by the Fund. An Early Withdrawal Charge will be imposed on most shares accepted for tender which have been held for less than four years. See "Early Withdrawal".

EARLY WITHDRAWAL
------------------------------------------------------------------------------

An Early Withdrawal Charge to recover distribution expenses will be charged in connection with most shares held for less than four years which are accepted by the Fund for repurchase pursuant to tender offers. The Early Withdrawal Charge will be imposed on those shares accepted for tender the amount of which exceeds the aggregate value at the time the tender is accepted of (a) all shares in the account purchased more than four years prior to such acceptance, (b) all shares in the account acquired through reinvestment of distributions, and (c) the increase, if any, of value of all other shares in the account (namely those purchased within the four years preceding the acceptance) over the purchase price of such shares. The Early Withdrawal Charge will be paid to EVD. In determining whether an Early Withdrawal Charge is payable, it is assumed that the acceptance of a repurchase offer would be made from the earliest purchase of shares. Any Early Withdrawal Charge which is required to be imposed will be made in accordance with the following schedule:

          YEAR OF REPURCHASE
          AFTER PURCHASE                     EARLY WITHDRAWAL CHARGE
          ----------------------------------------------------------
          First                                                3.00%
          Second                                               2.50%
          Third                                                2.00%
          Fourth                                               1.00%
          Fifth and following                                     0%

No Early Withdrawal Charge will be imposed on shares purchased on or after January 27, 1995 and tendered following the death of all beneficial owners of such shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required). At the time of acceptance of the tender offer, the shareholder must notify the Transfer Agent either directly or through EVD that the Early Withdrawal Charge should be waived. Such waiver, subject to confirmation of the investor's entitlement, will then be granted; otherwise, the waiver will be lost.


EXCHANGES: The Fund may make available to tendering shareholders the privilege of exchanging Fund shares at net asset value for shares of certain open-end investment companies managed by Eaton Vance or BMR which have a contingent deferred sales charge identical to that of the Early Withdrawal Charge imposed on tendering Fund shareholders pursuant to an order of the Securities and Exchange Commission. The funds currently available for such exchange privilege are: EV Marathon Strategic Income Fund and Class I shares of any EV Marathon Limited Maturity Tax Free Fund. No Early Withdrawal Charge will be imposed on shareholders choosing to exchange their Fund shares for shares of any such fund; however, the exchanging shareholder will be subject to the applicable contingent deferred sales charge imposed by such fund. For the purpose of calculating the applicable contingent deferred sales charge, the purchase of shares of such fund will be deemed to have occurred at the time of the purchase of the Fund shares. Any such exchange will be made on the basis of the relative net asset value per share of each fund at the time of exchange, provided that such exchange offers are available only in states where shares of the fund acquired may legally be sold.


The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty
(60) days' notice prior to any termination or material amendment of the exchange privilege. An exchange may result in a taxable gain or loss.

Shares of certain other funds advised or administered by Eaton Vance may be exchanged for shares of the Fund at net asset value per share, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

  THE FOLLOWING EXAMPLE WILL ILLUSTRATE THE OPERATION OF THE EARLY WITHDRAWAL CHARGE. ASSUME THAT AN INVESTOR PURCHASES $10,000 OF THE FUND'S SHARES FOR CASH THROUGH AN AUTHORIZED FIRM AND THAT 21 MONTHS LATER THE VALUE OF THE ACCOUNT HAS GROWN THROUGH THE REINVESTMENT OF DIVIDENDS AND CAPITAL APPRECIATION TO $12,000. THE INVESTOR THEN MAY SUBMIT FOR REPURCHASE PURSUANT TO A TENDER OFFER UP TO $2,000 OF SHARES WITHOUT INCURRING AN EARLY WITHDRAWAL CHARGE. IF THE INVESTOR SHOULD SUBMIT FOR REPURCHASE PURSUANT TO A TENDER OFFER $5,000 OF SHARES, AN EARLY WITHDRAWAL CHARGE WOULD BE IMPOSED ON $3,000 OF THE SHARES SUBMITTED. THE CHARGE WOULD BE IMPOSED AT THE RATE OF 2.5% BECAUSE IT IS IN THE SECOND YEAR AFTER THE PURCHASE WAS MADE AND THE CHARGE WOULD BE $75.


During the Fund's fiscal year ended December 31, 1994, EVD received $423,222 in Early Withdrawal Charges.

REPORTS TO SHAREHOLDERS
-------------------------------------------------------------------------------
THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish its shareholders with information necessary for preparing federal and state tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
------------------------------------------------------------------------------


AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUND'S TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. Shares are held in non- certificated form by the Fund's Transfer Agent for the account of the shareholder. The Fund will not issue share certificates except upon request.

At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE TO First Data Investor Services Group.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2 or in writing to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each account statement.


Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash and capital gains will be reinvested in additional shares.

Cash Option -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under federal income tax laws.

If the Income Option or Cash Option has been selected, all dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

EATON VANCE SHAREHOLDER SERVICES
------------------------------------------------------------------------------

THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $5,000 minimum investment has been made, checks of $50 or more payable to the order of Eaton Vance Prime Rate Reserves may be mailed directly to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.


BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Once the $5,000 minimum investment has been made, cash investments of $50 or more may be made automatically each month or quarter from the shareholder's bank account.


REINVESTMENT PRIVILEGE: A shareholder whose shares have been repurchased pursuant to a tender offer may reinvest, with credit for any Early Withdrawal Charge paid on the value of the repurchased shares, any portion or all of his or her tender proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in shares of the Fund, provided that the reinvestment is effected within 60 days after such repurchase. For purposes of determining any Early Withdrawal Charge upon acceptance of a subsequent tender offer, the shareholder's prior period of ownership will be included in this calculation. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). The amount of any Early Withdrawal Charge related to the prior purchase will be credited to the shareholder's account and also reinvested at the then current net asset value. A reinvesting shareholder may realize a gain or loss for federal tax purposes as a result of such prior sale in the tender offer, but to the extent that the shareholder realizes a loss upon a repurchase of shares by the Fund and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are purchased through reinvestment of dividends or otherwise) within the period beginning 30 days before and ending 30 days after the date of the repurchase by the Fund, some or all of the loss generally will be disallowed under the "wash sale" rules of federal income tax law, depending upon the relationship between the number of shares repurchased and the number of shares sold by the Fund.


TAX-SHELTERED RETIREMENT PLANS: Shares of the Fund are available for purchase in connection with the following tax-sheltered retirement plans:

    PENSION AND PROFIT SHARING PLANS for self-employed individuals, corporations and non-profit organizations;

    INDIVIDUAL RETIREMENT ACCOUNT PLANS for individuals and their non-employed spouses; and


    403(B) RETIREMENT PLANS for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Code.


Detailed information concerning these plans and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Under each tax-sheltered retirement plan, all distributions will be automatically reinvested in additional shares.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

DISTRIBUTIONS
Distributions will be declared daily and paid monthly. Realized net capital gains (the Fund's realized net capital gains generally consist of the realized net capital gains from the sale of portfolio assets allocated to the Fund by the Portfolio), if any, will be distributed at least annually. Substantially all of the investment income allocated to the Fund by the Portfolio, less its expenses, will be declared daily as a distribution to shareholders of record at the time of declaration. Daily distribution crediting will commence on the day after collected funds for the purchase of Fund shares are available at the Transfer Agent, even if orders to purchase shares had been placed with Authorized Firms. Such distributions, whether received in cash or reinvested in additional shares, will ordinarily be paid at the end of each month. Realized capital gains, if any, will usually be distributed in December after offset by any capital loss carryovers.


TAXES
In order to qualify as a regulated investment company under the Internal Revenue Code, the Fund must satisfy certain requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.


As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As a partnership under the Code, the Portfolio does not pay federal income or excise taxes. Further, under current law, provided that the Fund qualifies as a regulated investment company for federal tax purposes and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

Certain distributions of the Fund which are paid in January of a given year but are declared in the prior October, November or December to shareholders of record on a date in such a month will be taxable to shareholders as if received on December 31.

Distributions of ordinary income and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of shareholders. Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Distributions will be taxed as described above, whether received in shares or in cash. It is not expected that any portion of such distributions will be eligible for the corporate dividends-received deduction. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder's basis in his shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund held by a shareholder as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Different tax consequences may apply for tendering and nontendering shareholders in connection with a tender offer, and these consequences will be disclosed in the related offering documents. For example, it is possible that tenders not treated as an exchange for federal income tax purposes might result in different tax characterizations of the distributions to tendering shareholders and in deemed distributions to non-tendering shareholders. Shareholders may wish to consult their tax advisers prior to tendering.

The Fund will send written notices to shareholders regarding the federal income tax status of all distributions made during each calendar year.

Shareholders should consult their tax advisers regarding the applicability of state or local taxes with respect to an investment in the Fund.




TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
                                                                            PAGE
General Information and History ...........................................    2
Additional Information about Investment Policies ..........................    2
Investment Restrictions ...................................................    4
Trustees and Officers .....................................................    5
Control Persons and Principal Holders of
Shares ....................................................................    7
Investment Advisory and Other Services ....................................    7
Determination of Net Asset Value ..........................................   10
Portfolio Trading .........................................................   10
Taxes .....................................................................   11
Custodian .................................................................   12
Transfer and Dividend Paying Agent and Registrar ..........................   13
Auditors ..................................................................   13
Performance Information ...................................................   13
Other Information .........................................................   15
Financial Statements ......................................................   17
Appendix A ...............................................................   A-1

[LOGO]
EATON VANCE
   MUTUAL FUND

EATON VANCE
PRIME RATE
RESERVES

PROSPECTUS
NOVEMBER 28, 1995

EATON VANCE
PRIME RATE RESERVES
24 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------
INVESTMENT ADVISER OF SENIOR DEBT PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110

ADMINISTRATOR OF EATON VANCE PRIME RATE RESERVES
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 023110 (800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

BANKING COUNSEL
Mayer, Brown & Platt, 787 Seventh Avenue, New York, NY 10019




                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        November 28, 1995



                       EATON VANCE PRIME RATE RESERVES
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265

                              TABLE OF CONTENTS
                                                                          Page

General Information and History ........................................     2
Additional Information about Investment Policies .......................     2
Investment Restrictions ................................................     4
Trustees and Officers ..................................................     5
Control Persons and Principal Holders of Shares ........................     7
Investment Advisory and Other Services .................................     7
Determination of Net Asset Value .......................................    10
Portfolio Trading ......................................................    10
Taxes ..................................................................    11
Custodian ..............................................................    12
Transfer and Dividend Paying Agent and Registrar .......................    13
Auditors ...............................................................    13
Performance Information ................................................    13
Other Information ......................................................    15

Financial Statements ...................................................    17

Appendix A .............................................................   a-1


    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE PRIME RATE RESERVES (THE "FUND") DATED NOVEMBER 28, 1995, AS SUPPLEMENTED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE FUND'S PRINCIPAL UNDERWRITER, EATON VANCE DISTRIBUTORS, INC. (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                       GENERAL INFORMATION AND HISTORY
    Eaton Vance Prime Rate Reserves (the "Fund") is a closed-end, non-diversified management investment company which continuously offers its shares of beneficial interest to the public. The Fund was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 2, 1989, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is located at 24 Federal Street, Boston, Massachusetts 02110.

               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES
    The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital, by investing in a portfolio primarily of senior secured floating rate loans. The Fund currently seeks to achieve its investment objective by investing its assets in Senior Debt Portfolio (the "Portfolio"), which has the same investment objective as the Fund. The Fund is subject to the same investment policies as those of the Portfolio. Capitalized terms used in this Statement of Additional Information and not otherwise defined have the meanings given them in the Fund's Prospectus.

Lending Fees. In the process of buying, selling and holding Loan Interests the Portfolio may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Portfolio buys a Loan Interest it may receive a facility fee and when it sells a Loan Interest it may pay a facility fee. On an ongoing basis, the Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a Loan by a Borrower. Other fees received by the Portfolio may include covenant waiver fees and covenant modification fees.

Borrower Covenants. A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the lender or lending syndicate (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding Loan. The typical practice of an Agent or a lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Loan Interest in the form of a participation interest, the agreement between the buyer and seller may limit the rights of the holder of the Loan Interest to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of a Loan Interest will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Portfolio will generally rely upon the Agent or an Intermediate Participant to receive and forward to the Portfolio its portion of the principal and interest payments on the Loan. Furthermore, unless under the terms of a Participation Agreement the Portfolio has direct recourse against the Borrower, the Portfolio will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, the Portfolio will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of the Portfolio and the other lenders pursuant to the applicable Loan Agreement.

    A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of the Portfolio were determined to be subject to the claims of the Agent's general creditors, the Portfolio might incur certain costs and delays in realizing payment on a Loan Interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants similar risks may arise.

Prepayments. The Loans in which the Portfolio acquires Loan Interests will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Loan from free cash flow, as defined above. The degree to which Borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Portfolio derives interest income will be reduced. However, the Portfolio may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Loan Interest with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Portfolio should be able to reinvest prepayments in other Loan Interests in floating rate Loans that have similar or identical yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

Interest Rate Transactions. The Portfolio may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. For example, if the Portfolio holds a Loan Interest with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the Loan Interest because of subsequent changes in interest rates. This would protect the Portfolio from a decline in the value of the Loan Interest due to rising interest rates, but would also limit its ability to benefit from falling interest rates.

    The Portfolio will enter into interest rate swaps only on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes and because a segregated account will be used, the Portfolio will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by BMR. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

    The Portfolio may enter into interest rate swaps only with respect to positions held in its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make or receive. Since interest rate swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its rights to receive interest on Loan Interests and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

Credit Risks. As of August 31, 1995 and pursuant to the closing of a recapitalization effective May 31, 1995 of London Fog Industries, Inc. (the "Company"), the Portfolio had Loan Interests in Loans to the Company which were carried on the books at less than par, although the Company has not defaulted on these Loans.

    On December 23, 1993 (prior to the Fund's investment in the Portfolio), the Fund sold its Best Products Co., Inc. ("Best") Loan Interest, and the purchaser thereof assumed all of the Fund's obligations and liabilities (including costs, expenses and damage awards relating to litigation matters) with respect to the Loan Interest pursuant to the contract transferring ownership thereof. Best had previously petitioned for relief under Chaper 11 of the Bankruptcy Code. The Resolution Trust Corporation ("RTC") initiated litigation in the U.S. Bankruptcy Court for the Southern District of New York (the "Court") against various entities, including the Fund. Best's Plan of Reorganization (the "Plan") was confirmed effective as of June 14, 1994. On January 20, 1995, the Court dismissed as moot an appeal of the RTC from the order confirming the Plan. The RTC has appealed the dismissal order and the appeal is currently pending before the U.S. Court of Appeals for the Second Circuit.

    In the last decade, the federal agencies that regulate banking institutions subjected certain loans made in connection with highly leveraged transactions to increased scrutiny during bank examinations. Such regulatory action resulted in certain banks disposing of Loan Interests at low prices. If such regulatory action became likely again, banks might decide to reduce the amount of Loans to highly leveraged Borrowers, which might reduce the availability of Loans suitable for the Portfolio's ownership. As of the date of this Statement of Additional Information, such Loan Interests constituted substantially all of the Portfolio's Loan Interests.

                           INVESTMENT RESTRICTIONS
    The Fund's investment restrictions are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. As a matter of fundamental policy the Fund may not:

    (1) Borrow money, except as permitted by the Investment Company Act of 1940;

    (2) Issue senior securities, as defined in the Investment Company Act of 1940, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

    (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of Loan Interests, securities or other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

    (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

    (5) Make loans to other persons, except by (a) the acquisition of Loan Interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies,
(b) entering into repurchase agreements, and (c) lending its portfolio securities;

    (6) Purchase any security if, as a result of such purchase, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for the purpose of this restriction); provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

    (7) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; or

    (8) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments.

    For the purpose of investment restrictions (1), (2) and (3) above and nonfundamental investment policy (a) below, the arrangements (including escrow, margin and collateral arrangements) made by the Fund with respect to transactions in all types of options and futures contract transactions shall not be considered to be (i) a borrowing of money or the issuance of securities (including senior securities) by the Fund, (ii) a pledge of its assets, (iii) the purchase of a security on margin, or (iv) a short sale or position. The Fund has no present intention of engaging in options or futures transactions.

    Although permitted pursuant to investment restriction (2), the Fund has no present intention of issuing preferred shares.

    For the purpose of investment restriction (6), the Fund will consider all relevant factors in determining who is the issuer of the Loan Interest, including: the credit quality of the Borrower, the amount and quality of the collateral, the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the Loan Interest, the interest rate environment, and general economic conditions applicable to the Borrower and such interpositioned person. In addition, with respect to restriction (6), the Fund will construe the phrase "more than 25%" to be "25% or more".

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing numbered investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio, which as used in this Statement of Additional Information means the lesser of (a) 67% of the outstanding voting securities of the Portfolio present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented at the meeting or (b) more than 50% of the outstanding voting securities of the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its vote as instructed by the shareholders.

    The Fund and the Portfolio have each adopted the following nonfundamental investment policies which may be changed with respect to the Fund by the Trustees of the Fund without approval by the Fund's shareholders or may be changed with respect to the Portfolio by the Trustees of the Portfolio without the approval of the Fund or the Portfolio's other investors. As a matter of nonfundamental policy, neither the Fund nor the Portfolio may: (a) make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short; (b) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs; or (c) invest more than 10% of its total assets (taken at current value) in the securities of issuers which together with any predecessors have a record of less than three years continuous operation, except U.S. Government securities, securities of issuers which are rated by at least one nationally recognized statistical rating organization, municipal obligations and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities.

    In addition, neither the Fund nor the Portfolio currently intends to invest more than 10% of its total assets in Loans to any single Borrower.

    Whenever an investment policy or investment restriction set forth in this Statement of Additional Information states a maximum percentage of the Fund's or the Portfolio's assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of its acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Fund or the Portfolio to dispose of such security or other asset.


                            TRUSTEES AND OFFICERS
    The Trustees and officers of the Fund and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Portfolio's investment adviser, Boston Management and Research ("BMR" or the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Fund, the Portfolio, BMR, Eaton Vance, EVC or EV, as defined in the 1940 Act, by virtue of their affiliation with any one or more of the Fund, the Portfolio, BMR, Eaton Vance, EVC or EV, are indicated by an asterisk(*).

                    TRUSTEES OF THE FUND AND THE PORTFOLIO
JAMES B. HAWKES (53), President and Trustee*
Executive Vice President of BMR, Eaton Vance, EVC and EV, and Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.
DONALD R. DWIGHT (64), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768
M. DOZIER GARDNER (62), Vice President and Trustee*
President of BMR, Eaton Vance and EV, and Director of EVC and EV. Director or
  Trustee and officer of various investment companies managed by Eaton Vance or BMR. Mr. Gardner was elected Vice President and Trustee of the Fund on December 16, 1991.
SAMUEL L. HAYES, III (60), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University, Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University, Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02134

NORTON H. REAMER (60), Trustee
President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director of UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (69), Trustee
Director, Fiduciary Company Incorporated. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110
JACK L. TREYNOR (65), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

                    OFFICERS OF THE FUND AND THE PORTFOLIO
JEFFREY S. GARNER (38), Vice President and Portfolio Manager
Vice President of BMR, Eaton Vance and EV.
WILLIAM CHISHOLM (35), Vice President of the Portfolio
Senior Trust Officer of the Bank of Nova Scotia Trust Company (Cayman)
  Limited. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Chisholm was elected Vice President of the Portfolio on June 19, 1995.
Address: The Bank of Nova Scotia Trust Company (Cayman) Ltd., The Bank of Nova
  Scotia Building, P.O. Box 501, George Town, Grand Cayman, Cayman Islands, British West Indies.
MICHEL NORMANDEAU (44), Vice President of the Portfolio
Assistant Manager -- Trust Services, The Bank of Nova Scotia Trust Company
  (Cayman) Limited. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Normandeau was elected Vice President of the Portfolio on June 19, 1995.
Address: The Bank of Nova Scotia Trust Company (Cayman) Ltd., The Bank of Nova
  Scotia Building, P.O. Box 501, George Town, Grand Cayman, Cayman Islands, British West Indies.
RAYMOND O'NEILL (33), Vice President of the Portfolio
Managing Director of IBT Trust and Custodian Services (Ireland) Limited since
  January, 1995. Vice President, Atlantic Corporate Management Limited, Warwick, Bermuda (1991-1994). Officer, The Bank of Bermuda Limited, Hamilton, Bermuda (1987-1991). Officer of various investment companies managed by Eaton Vance or BMR.
Address: Earlsfort Terrace, Dublin 2, Ireland.
JAMES L. O'CONNOR (49), Treasurer
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.
THOMAS OTIS (63), Secretary
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of
  various investment companies managed by Eaton Vance or BMR.
BARBARA E. CAMPBELL (38), Assistant Treasurer
Assistant Vice President of BMR, Eaton Vance and EV since January 17, 1992;
  employee of Eaton Vance since October 23, 1991. Audit Manager -- Financial Services Industry Practice, Deloitte & Touche (1987-1991). Officer of various investment companies managed by Eaton Vance or BMR. Ms. Campbell was elected Assistant Treasurer of the Fund on December 16, 1991.
JANET E. SANDERS (59), Assistant Treasurer and Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.
A. JOHN MURPHY (32), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Fund on March 27, 1995 and of the Portfolio on June 19, 1995.
ERIC G. WOODBURY (38), Assistant Secretary
Vice President of BMR, Eaton Vance and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads and Gaston & Snow. Mr. Woodbury was elected Assistant Secretary on June 19, 1995.

    The fees and expenses of those Trustees of the Fund who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund. (The Trustees of the Fund and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio). During the fiscal year ended December 31, 1994, the Trustees of the Fund earned the following compensation in their capacities as Trustees of the Fund and the other funds in the Eaton Vance fund complex(1):

                                           AGGREGATE         TOTAL COMPENSATION
                                          COMPENSATION         FROM FUND AND
NAME                                       FROM FUND            FUND COMPLEX
----                                       ---------            ------------
Donald R. Dwight .......................    $4,119(2)            $135,000(4)
Samuel L. Hayes, III ...................     4,079(3)             142,500(5)
Norton H. Reamer .......................     4,002                135,000
John L. Thorndike ......................     4,140                140,000
Jack L. Treynor ........................     4,247                140,000
----------
(1)The Eaton Vance fund complex consists of 201 registered investment companies or series thereof.
(2)Includes $331 of deferred compensation.
(3)Includes $334 of deferred compensation.
(4)Includes $8,750 of deferred compensation.
(5)Includes $8,864 of deferred compensation.

    Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee.

    Each interested Trustee and officer holds comparable positions with certain affiliates of BMR or with certain other funds of which BMR or Eaton Vance is the investment adviser or distributor.


    Messrs. Chisholm, Normandeau and O'Neill are not U.S. residents. It may be difficult to effect service of process within the U.S. or to realize judgments of U.S. courts upon them. It is uncertain whether courts in other countries would entertain original actions against them.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES

    As of September 29, 1995, the Trustees and officers of the Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of September 29, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc. of New Brunswick, New Jersey, was the record owner of approximately 42.7% of the outstanding shares, which were held on behalf of their customers who are the beneficial owners of such shares, and as to which they had voting power under certain limited circumstances. To the knowledge of the Fund, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                    INVESTMENT ADVISORY AND OTHER SERVICES
    The Portfolio has engaged BMR to act as its investment adviser under an Investment Advisory Agreement (the "Advisory Agreement"). Under the general supervision of the Portfolio's Board of Trustees, BMR will carry out the investment and reinvestment of the assets of the Portfolio, will furnish continuously an investment program with respect to the Portfolio, will determine which securities and loans should be purchased, sold or exchanged, and will implement such determinations. BMR will furnish to the Portfolio investment advice and office facilities, equipment and personnel for servicing the investments of the Portfolio. BMR will compensate all Trustees and officers of the Portfolio who are members of the BMR organization and who render investment services to the Portfolio, and will also compensate all other BMR personnel who provide research and investment services to the Portfolio. In return for these services, facilities and payments, the Portfolio has agreed to pay BMR as compensation under the Advisory Agreement a monthly fee in the amount of 19/240 of 1% (equivalent to 0.95% annually) of the average daily gross assets of the Portfolio. In calculating the gross assets of the Portfolio for this purpose, there will be deducted all liabilities of the Portfolio except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Portfolio. While this advisory fee is greater than that paid by most other funds, it is similar to fees paid by other closed-end funds investing primarily in Loans and Loan Interests. On October 24, 1994, the Trustees of the Portfolio voted to accept a waiver of BMR compensation so that the aggregate advisory fees paid by the Portfolio under the Advisory Agreement during any fiscal year or portion thereof after the Fund begins to invest its assets in the Portfolio, will on an annual basis not exceed: (a) 0.95% of average daily gross assets of the Portfolio up to and including $1 billion; (b) 0.90% of average daily gross assets in excess of $1 billion up to and including $2 billion; and (c) 0.85% of average daily gross assets in excess of $2 billion. The fee waiver is indefinite, but could be removed or changed upon agreement of BMR and the Portfolio's Board of Trustees at any time.

    Prior to the close of business on February 21, 1995 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the fiscal year ended December 31, 1992, the Fund paid Eaton Vance advisory fees aggregating $12,845,317, which was equal to 0.94% of the Fund's average daily gross assets. For the fiscal year ended December 31, 1993, the Fund paid Eaton Vance advisory fees aggregating $8,562,326, which was equal to 0.95% of the Fund's average daily gross assets. For the fiscal year ended December 31, 1994, the Fund paid Eaton Vance advisory fees aggregating $6,116,870, which was equal to 0.95% of the Fund's average daily gross assets. As at December 31, 1994, the gross assets of the Fund were $631,990,687.

    The Fund has engaged Eaton Vance to act as its administrator under an Administration Agreement. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing services in connection with contemplated quarterly tender offers and other administrative services necessary to conduct the Fund's business. In return for these services, facilities and payments, the Fund pays Eaton Vance as compensation under the Administration Agreement a monthly fee in the amount of 1/48 of 1% (equivalent to 0.25% annually) of the average daily gross assets of the Portfolio attributable to the Fund. In calculating the gross assets of the Portfolio for this purpose, there will be deducted all liabilities of the Portfolio except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Portfolio. For the fiscal years ended December 31, 1994, 1993 and 1992, the Fund paid Eaton Vance administration fees of $1,609,703, $2,253,980 and $3,429,255, respectively, which was equal to 0.25% of the Fund's average daily gross assets for each fiscal year.

    IBT Trust Company (Cayman), Ltd. maintains the Portfolio's principal office and certain of its records and provides administrative assistance in connection with meetings of the Portfolio's Trustees and interestholders, for which services the Portfolio pays $1,500 per annum.

    The Portfolio and the Fund, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by BMR under the Advisory Agreement with the Portfolio, by Eaton Vance under the Administration Agreement with the Fund or by EVD under its Distribution Agreement with the Fund. Such costs and expenses to be borne by the Portfolio and the Fund, as the case may be, include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws and governmental fees; expenses of reports to shareholders and investors, proxy statements and other expenses of shareholders' or investors' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with BMR or Eaton Vance; expenses of conducting tender offers for the purpose of repurchasing Portfolio interests or Fund shares; and investment advisory and administration fees. The Portfolio and the Fund will also each bear expenses incurred in connection with litigation in which the Portfolio or the Fund, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto.

    Commitments have been made to certain state securities authorities that Eaton Vance will reimburse the Fund for certain expenses paid or incurred by the Fund in any fiscal year of the Fund that exceeds the expense limitation requirements of such states. These commitments may be amended or rescinded by Eaton Vance in response to changes in the requirements of the various states or for other reasons.

    The Advisory Agreement and Administration Agreement will remain in effect until February 28, 1996. The Portfolio's Advisory Agreement may be continued from year to year thereafter so long as such continuance after February 28, 1996 is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" of the Portfolio or BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio. The Fund's Administration Agreement may be continued from year to year after February 28, 1996 so long as such continuance is approved annually by the vote of a majority of the Fund's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Fund or the Portfolio, as the case may be, BMR or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund or interests of the Portfolio, as the case may be. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund or the Portfolio under such agreements on the part of Eaton Vance or BMR, as applicable, Eaton Vance or BMR will not be liable to the Fund or the Portfolio, as applicable, for any loss incurred.

    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers and Directors of EV and EVC. As of September 29, 1995, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Gardner, Hawkes and Otis are officers or Trustees of the Fund and the Portfolio and are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Garner, Murphy, O'Connor and Woodbury and Ms. Campbell and Ms. Sanders are officers of the Fund and the Portfolio and are members of the BMR, Eaton Vance and EV organizations. BMR will receive the fees paid under the Advisory Agreement and Eaton Vance will receive the fees paid under the Administration Agreement, and its wholly-owned subsidiary, Eaton Vance Distributors, Inc., as Principal Underwriter, will receive the Early Withdrawal Charges payable upon the repurchase of shares of the Fund.


    EVC owns all of the stock of Energex Energy Corp., which engages in oil and gas operations. In addition, Eaton Vance owns all of the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC also owns 21% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC owns all of the stock of Fulcrum Management, Inc. and MinVen Inc., which are engaged in the development of precious metal properties. EVC, Eaton Vance, BMR and EV may also enter into other businesses.


    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

                       DETERMINATION OF NET ASSET VALUE
    Each investor in the Portfolio, including the Fund, may add to its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals (which would be made pursuant to Portfolio tender offers) for the current Portfolio Business Day will then be recorded. The investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

                              PORTFOLIO TRADING
    Specific decisions to purchase or sell securities for the Portfolio are made by employees of BMR who are appointed and supervised by its senior officers. Such employees may serve other clients of BMR in a similar capacity. Changes in the Portfolio's investments are reviewed by the Board.

    The Portfolio will acquire Loan Interests from major international banks, selected domestic regional banks, insurance companies, finance companies and other financial institutions. In selecting financial institutions from which Loan Interests may be acquired, BMR will consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While these financial institutions are generally not required to repurchase Loan Interests which they have sold, they may act as principal or on an agency basis in connection with the Portfolio's disposition of Loan Interests.

    Other fixed-income obligations which may be purchased and sold by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Portfolio may also purchase fixed-income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Portfolio will not pay significant brokerage commissions, on occasion it may be necessary or desirable to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR. The Portfolio will not purchase securities from its affiliates in principal transactions. The Fund paid no brokerage commissions during the three year period ended December 31, 1994.

    The frequency of portfolio purchases and sales, known as the "turnover rate," will vary from year to year. It is anticipated that the Portfolio's turnover rate will be between 50% and 100%.

    Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. Subject to applicable laws and regulations, BMR will attempt to allocate equitably portfolio transactions among the Portfolio and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Fund and the Portfolio that the benefits available from the BMR organization outweigh any disadvantage that may arise in simultaneous transactions.

                                    TAXES
    The Fund has qualified and elected to be treated and intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax on the Fund. Because the Fund invests substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fund in accordance with the Code and applicable regulations and will make monies available for withdrawal at appropriate times (consistent with any Fund tender offers) and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid federal income and/or excise tax on the Fund. For purposes of applying the requirements of the Code regarding qualification as a regulated investment company, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.

    In order to qualify as a regulated investment company for any taxable year, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, and certain other related income; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities held less than three months; and
(iii) diversify its investments so that at the close of each quarter of its taxable year (x) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to not more than 5% of the value of the Fund's total assets and not more than 10% of the voting securities of such issuer, and (y) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of these requirements, Loan Interests will be treated as securities, and the issuer will be identified on the basis of market risk and credit risk associated with any particular interest. Certain payments received by the Portfolio, such as commitment fees, may not be treated as qualifying income under the 90% requirement described above.

    The federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Fund to treat payments received by the Portfolio under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Portfolio will limit its activity in this regard in order to maintain its qualification as a regulated investment company.

    In order to avoid federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax.

    As of the close of business, February 21, 1995, the Fund contributed substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio. The Fund has obtained an opinion of tax counsel to the effect that, although there is no judicial authority directly on point, this contribution will not result in the recognition of gain or loss by the Fund for federal income tax purposes. If it were determined that this contribution by the Fund was a taxable transaction, the Fund could be required to recognize gain on the transfer of its assets to the Portfolio and to make additional distributions to its shareholders in order to avoid Fund-level federal income taxes, and any such distributions would be taxable to the shareholders who receive them; and in such case, the Fund might also be required to pay penalties and/or interest to the Internal Revenue Service.

    Any loss realized upon a taxable disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated by shareholders as long-term capital gains with respect to such shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after such disposition.

    Certain investments of the Portfolio may bear original issue discount or market discount for tax purposes. The Fund will be required to include in income each year a portion of such original issue discount and may elect to include in income each year a portion of such market discount, and may have to dispose of investments that it would otherwise have continued to hold in order to satisfy its distribution requirements with respect to such income.

    Distributions by the Fund may result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of the purchase price. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution, and such investors will then receive a distribution representing a return of a portion of their investment which will nevertheless be taxable to them.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with a correct taxpayer identification number and certain required certifications, as well as shareholders with respect to whom the Fund has received notification from the Internal Revenue Service or a broker, may be subject to "backup" withholding at a rate of 31%. An individual's taxpayer identification number is generally his social security number.

    Nonresident alien individuals and certain foreign corporations and other entities generally will be subject to a U.S. withholding tax at a rate of 30% on distributions from ordinary income and the excess of net short-term capital gain over net long-term capital loss unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of net long-term capital gain over net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. taxation, provided that nonresident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States or is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The Portfolio may be subject to foreign withholding taxes with respect to income on certain loans to foreign Borrowers. As not more than 50% of the value of the Fund's total assets taking into account its allocable share of the Portfolio's total assets at the close of any taxable year of the Fund will consist of loans to foreign borrowers, the Fund will not be eligible to pass through to shareholders their proportionate share of foreign taxes paid by the Portfolio and allocated to the Fund, with the result that shareholders will not be entitled to take any foreign tax credits or deductions for foreign taxes paid by the Portfolio and allocated to the Fund. However, the Fund may deduct such taxes in calculating its distributable income earned by the Portfolio and allocated to the Fund. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.


                                  CUSTODIAN
    Investors Bank & Trust Company ("IBT"), 89 South Street, Boston, Massachusetts, acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, and its subsidiary, IBT Fund Services (Canada) Inc., 1 First Canadian Place, King Street West, Toronto, Ontario, Canada, maintains the general ledgers of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In its capacity as custodian, IBT attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT charges custody fees based on a percentage of Fund and Portfolio assets which are competitive within the industry. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other entities in the Eaton Vance organization, owns approximately 13% of the voting stock of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund or Portfolio and IBT under the 1940 Act.

               TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
    First Data Investor Services Group, serves with respect to the shares as transfer and dividend paying agent and as registrar. The principal business address of First Data Investor Services Group is One Exchange Place, Boston, Massachusetts 02104.


                                   AUDITORS
    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent accountants for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission. Deloitte & Touche, Grand Cayman, Cayman Islands, British West Indies, are the independent accountants for the Portfolio.

                           PERFORMANCE INFORMATION
    The Fund's current yield for the one-month period ended December 31, 1993 was 5.37%. The Fund's effective yield for the one-month period ended December 31, 1993 was 5.50%. The Fund's current yield for the one-month period ended December 31, 1994 and for the one-month period ended June 30, 1995 was 7.72%. The Fund's effective yield for the one-month period ended December 31, 1994 and for the one-month period ended June 30, 1995 was 8.00%. Yields will fluctuate from time to time and are not necessarily representative of future results.

    The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund through June 30, 1995.

                         VALUE OF A $1,000 INVESTMENT

  INVESTMENT    INVESTMENT    AMOUNT OF   VALUE OF                TOTAL RETURN
    PERIOD         DATE      INVESTMENT  INVESTMENT  CUMULATIVE    ANNUALIZED
-------------------------------------------------------------------------------
Life of the
Fund*             8/4/89       $1,000    $1,510.86     51.09%        7.24%
5 Years Ended
6/30/95          6/30/90       $1,000    $1,391.91     39.19%        6.84%
1 Year Ended
6/30/95          6/30/94       $1,000    $1,078.98      7.90%        7.90%
----------
*Investment operations began August 4, 1989.

    Past performance is not indicative of future results. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

    The calculation of total return, current yield and effective yield does not reflect the imposition of any Early Withdrawal Charges or the amount of any shareholder income tax liability. If reflected, an Early Withdrawal Charge would reduce the performance quoted. Information about the performance of the Fund or other investments should not be considered a representation of future performance the Fund may earn or what an investor's yield or total return may be in the future.


TOTAL RETURN PERFORMANCE...

A $100,000 investment in Eaton Vance Prime Rate Reserves at the Fund's inception, Aug. 4, 1989, would have grown to $151,082 on June 30, 1995.

prime rate
reserves
           start                        $100000
           8/89                         100614
           9/89                         100614
           10/89                        102039
           11/89                        102786
           12/89                        103586
           1/90                         104406
           2/90                         105158
           3/90                         105997
           4/90                         106823
           5/90                         107691
           6/90                         108541
           7/90                         109425
           8/90                         110317
           9/90                         111185
           10/90                        112088
           11/90                        112858
           12/90                        113528
           1/91                         114292
           2/91                         115029
           3/91                         115852
           4/91                         116631
           5/91                         117396
           6/91                         118114
           7/91                         118851
           8/91                         119593
           9/91                         120293
           10/91                        120997
           11/91                        121663
           12/91                        122335
           1/92                         122823
           2/92                         123378
           3/92                         123973
           4/92                         124553
           5/92                         125134
           6/92                         125758
           7/92                         126319
           8/92                         127001
           9/92                         127899
           10/92                        128305
           11/92                        129077
           12/92                        129897
           1/93                         130463
           2/93                         130560
           3/93                         130840
           4/93                         131761
           5/93                         132572
           6/93                         133262
           7/93                         133693
           8/93                         134532
           9/93                         135234
           10/93                        135580
           11/93                        136178
           12/93                        136834
           1/94                         137407
           2/94                         137943
           3/94                         138124
           4/94                         138568
           5/94                         139227
           6/94                         140025
           7/94                         140719
           8/94                         140897
           9/94                         141645
           10/94                        142631
           11/94                        143481
           12/94                        145146
           1/95                         146135
           2/95                         147349
           3/95                         148359
           4/95                         149152
           5/95                         150130
           6/95                         151082

The chart reflects total return (change in net asset value with all distributions reinvested) in a hypothetical investment of $100,000 at 8/4/89. Results do not include the Fund's early withdrawal charge. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Sources: Eaton Vance Management, The Wall Street Journal.

    The rates for the Fund shown in the table below are effective yields, and assume that all interest and dividends are reinvested.

The Fund has delivered a consistent yield advantage over short-term interest rates

                          3-month         Federal           Prime Rate
                  London Interbank          Funds             Reserves
                      Offered Rate           Rate      Effective Yield
Month-end                      (%)            (%)                  (%)

Aug. 1989                     9.00           8.99                 8.30
Sept. 1989                    9.19           9.02                 8.58
Oct. 1989                     8.69           8.84                 9.01
Nov. 1989                     8.50           8.55                 9.28
Dec. 1989                     8.38           8.45                 9.55
Jan. 1990                     8.38           8.23                 9.74
Feb. 1990                     8.38           8.24                 9.80
March 1990                    8.50           8.28                 9.82
April 1990                    8.69           8.26                 9.90
May 1990                      8.38           8.18                10.00
June 1990                     8.38           8.29                10.03
July 1990                     7.94           8.15                10.03
Aug. 1990                     8.13           8.13                10.03
Sept. 1990                    8.31           8.20                10.00
Oct. 1990                     8.06           8.11                10.00
Nov. 1990                     8.44           7.81                10.01
Dec. 1990                     7.56           7.31                 9.78
Jan. 1991                     7.06           6.91                 9.50
Feb. 1991                     6.88           6.25                 8.75
March 1991                    6.38           6.12                 8.75
April 1991                    6.19           5.91                 8.50
May 1991                      6.06           5.78                 8.00
June 1991                     6.19           5.90                 7.70
July 1991                     6.06           5.82                 7.60
Aug. 1991                     5.69           5.66                 7.60
Sept. 1991                    5.63           5.45                 7.35
Oct. 1991                     5.25           5.21                 7.12
Nov. 1991                     4.94           4.81                 6.90
Dec. 1991                     4.25           4.43                 6.70
Jan. 1992                     4.19           4.03                 6.07
Feb. 1992                     4.25           4.06                 5.85
March 1992                    4.38           3.98                 5.85
April 1992                    4.06           3.73                 5.85
May 1992                      4.06           3.82                 5.65
June 1992                     3.94           3.76                 5.65
July 1992                     3.44           3.25                 5.40
Aug. 1992                     3.56           3.30                 5.30
Sept. 1992                    3.25           3.22                 5.05
Oct. 1992                     3.56           3.10                 5.05
Nov. 1992                     4.00           3.09                 5.00
Dec. 1992                     3.44           2.92                 5.25
Jan. 1993                     3.25           3.02                 5.25
Feb. 1993                     3.25           3.03                 5.00
March 1993                    3.25           3.07                 5.00
April 1993                    3.19           2.96                 5.00
May 1993                      3.38           3.00                 5.00
June 1993                     3.31           3.04                 5.00
July 1993                     3.31           3.06                 5.10
Aug. 1993                     3.25           3.03                 5.15
Sept. 1993                    3.38           3.09                 5.25
Oct. 1993                     3.44           2.99                 5.50
Nov. 1993                     3.50           3.02                 5.50
Dec. 1993                     3.38           2.96                 5.82
Jan. 1994                     3.25           3.05                 5.41
Feb. 1994                     3.75           3.25                 5.20
March 1994                    3.94           3.34                 5.20
April 1994                    4.31           3.56                 5.26
May 1994                      4.63           4.01                 5.75
June 1994                     4.88           4.25                 5.90
July 1994                     4.88           4.26                 6.00
Aug. 1994                     5.00           4.47                 6.40
Sept. 1994                    5.50           4.73                 6.66
Oct. 1994                     5.63           4.76                 7.24
Nov. 1994                     6.19           5.29                 7.50
Dec. 1994                     6.50           5.45                 8.00
Jan. 1995                     6.31           5.86                 8.32
Feb 1995                      6.25            6.1                 8.53
March 1995                    6.25            6.3                 8.38
April 1995                    6.19           6.06                 8.00
May 1995                      6.06           6.17                 8.00
June 1995                     6.06           6.11                 8.00
EV Prime Rate
Reserves: 8.00%
3-Month London
Interbank Offered
Rate: 6.06%
Federal Funds
Rate: 6.11%

Chart shows month-end effective yields over the life of the Fund (August 4, 1989, to June 30, 1995). The value and return of an investment in the Fund will fluctuate with changes in market conditions so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future results. Sources: Eaton Vance Management, Bloomberg, L.P.

    Comparative information about the Fund's yield and total return, about the Prime Rate and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements and communications of the Fund. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate of deposit at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are ordinarily insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are ordinarily subject to less price fluctuation than the Fund's shares.

    For the period January 1, 1980 through June 30, 1995 the national average prime rate exceeded the average yield of money market mutual funds and the average yield of 3-month bank CDs. Such amounts for each year are as follows:

     Average prime rate over                      Average prime rate over
       money market funds:                           3-month bank CDs:
1980        2.46%      1988     2.20%         1980     3.80%     1988     1.21%
1981        1.99       1989     2.01          1981     5.09      1989     3.06
1982        2.63       1990     2.17          1982     3.53      1990     2.60
1983        2.22       1991     2.62          1983     1.58      1991     2.91
1984        2.00       1992     2.91          1984     3.15      1992     3.17
1985        1.68       1993     3.30          1985     2.05      1993     3.51
1986        1.89       1994     3.43          1986     2.41      1994     4.03
1987        2.08       1995*    3.31          1987     0.95      1995*    4.61

*As of June 30, 1995.
Sources: Federal Reserve Bank, Donoghue's Money Fund Averages, and Rate Gram and The Wall Street Journal.

From time to time, advertisements and other material furnished to present and prospective shareholders may include information on the history of the Fund's net asset value per share. From inception through June 30, 1995, the high was $10.07 (on October 18, 1993) and the low was $9.95 (from January 28 through August 26, 1992). Such materials may include illustrations such as the following chart:

PRINCIPAL PERFORMANCE
MONTH-END SHARE VALUE HISTORY

            aug 89                  10.00
            s                       10.00
            o                       10.00
            n                       10.00
            dec 89                  10.00
            j                       10.00
            f                       10.00
            m                       10.00
            a                       10.00
            m                       10.00
            j                       10.00
            j                       10.00
            a                       10.00
            s                       10.00
            o                       10.00
            n                        9.99
            dec 90                   9.97
            j                        9.96
            f                        9.96
            m                        9.96
            a                        9.96
            m                        9.96
            j                        9.96
            j                        9.96
            a                        9.96
            s                        9.96
            o                        9.96
            n                        9.96
            dec 91                   9.96
            j                        9.95
            f                        9.95
            m                        9.95
            a                        9.95
            m                        9.95
            j                        9.95
            j                        9.95
            a                        9.96
            s                        9.99
            o                        9.98
            n                       10.00
            dec 92                  10.02
            j                       10.02
            f                        9.99
            m                        9.97
            a                       10.00
            m                       10.02
            j                       10.03
            j                       10.02
            a                       10.04
            s                       10.05
            o                       10.03
            n                       10.03
            dec 93                  10.03
            j                       10.03
            f                       10.03
            m                       10.00
            a                        9.99
            m                        9.99
            j                       10.00
            j                       10
            a                        9.96
            s                        9.96
            o                        9.97
            n                        9.97
            d94                     10.02
            jan                     10.02
            feb                     10.04
            march                   10.04
            april                   10.03
            may                     10.03
            june 95                 10.03
            Low $9.98
            High $10.07

Chart shows the Funds month-end net asset value per share for the life of the Fund since its inception (8/4/89 to 6/30/95). Past performance is not indicative of future results.

                              OTHER INFORMATION

    The Fund is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund's Declaration of Trust, as amended, contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is extremely remote.

    The Fund's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees. As permitted by Massachusetts law, there will normally be no meetings of Fund shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. In such an event, the Trustees of the Fund then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Fund's by-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose. The by-laws further provide that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares.

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event, the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interests have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The Fund's Prospectus and Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its Rules and Regulations.

               ------------------------------------------------
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1994
  ---------------------------------------------------------------------------------------------
                          SENIOR, SECURED, FLOATING-RATE INTERESTS -- 99.9%
  ---------------------------------------------------------------------------------------------
  PRINCIPAL
  AMOUNT                BORROWER/BUSINESS DESCRIPTION                              VALUE
  ---------------------------------------------------------------------------------------------
                        AEROSPACE/DEFENSE -- 3.5%
                        TRACOR, INC.
 $10,000,000             Term loan, maturing February 28, 2001                     $ 10,000,000
                         Technical services to defense companies
                        VSI INDUSTRIES, INC.
  11,095,867             Term loan, maturing March 31, 1997                          11,095,867
                         Aerospace and specialty fasteners, and plastics           ------------
                           industry tooling systems
                                                                                   $ 21,095,867
                                                                                   ------------
                        AUTO PARTS -- 0.4%
                        STANADYNE AUTOMOTIVE CORP.
 $ 2,281,759             Term loan, maturing December 31, 1995                     $  2,281,759
                         Auto and light truck fuel injection equipment             ------------
                        BROADCAST MEDIA -- 1.1%
                        COAXIAL COMMUNICATIONS, INC.
 $ 7,000,000             Term loan, maturing December 31, 1999                     $  7,000,000
                         Cable television franchise                                ------------

                        BUILDING MATERIALS -- 6.3%
                        AMERICAN STANDARD, INC.
 $14,816,556             Term loan, maturing February 28, 2000                     $ 14,816,556
  10,000,000             Term loan, maturing February 28, 2001                       10,000,000
                         Bathroom and kitchen fixtures, air conditioning
                         systems and air brake controls
                        FORMICA CORP.
  14,000,000             Term loan, maturing October 21, 2001                        14,000,000
                         Household and commercial surfacing materials               -----------
                                                                                   $ 38,816,556
                                                                                   ------------
                        CHEMICALS -- 4.3%
                        FREEDOM CHEMICAL COMPANY
 $ 9,000,000             Term loan, maturing June 30, 2002                         $  9,000,000
                         Organic dyes, pigments, textile chemicals, and other
                         specialty chemicals
                        HARRIS SPECIALTY CHEMICALS, INC.
   5,739,695             Term loan, maturing December 31, 2001                     $  5,739,695
   1,594,959             Term loan, maturing December 31, 1999                        1,594,959
                         Construction chemicals
                        INDSPEC CHEMICAL CORP.
  10,000,000             Term loan, maturing December 2, 2000                        10,000,000
                         Resorcinol and other specialty chemical products          ------------
                                                                                   $ 26,334,654
                                                                                   ------------

  ---------------------------------------------------------------------------------------------
                          SENIOR, SECURED, FLOATING-RATE INTERESTS (Continued)
  ---------------------------------------------------------------------------------------------
  PRINCIPAL
  AMOUNT                BORROWER/BUSINESS DESCRIPTION                              VALUE
  ---------------------------------------------------------------------------------------------
                        COMMERCIAL SERVICES -- 0.9%
                        DONNELLEY MARKETING, INC.
 $ 5,743,054             Term loan, maturing December 31, 1996                     $  5,743,054
                         Direct mail consumer promotions                          ------------

                        CONGLOMERATES -- 2.0%

                        SPALDING & EVENFLO COMPANIES, INC.
 $12,465,278             Term loan, maturing October 13, 2002                      $ 12,465,278
                         Sporting goods and infant products
                                                                                   ------------

                        CONTAINERS-METAL & GLASS -- 1.2%
                        SILGAN CORP.
 $ 7,637,022             Term loan, maturing September 15, 1996                    $  7,637,022
                         Metal and plastic packaging products                      ------------

                        CONTAINERS-PAPER -- 12.2%

                        IVEX PACKAGING CORP.
 $ 9,631,266             Term loan, maturing December 31, 1999                     $  9,631,266
   3,737,173              Term loan, maturing December 17, 1998                       3,737,173
                          Plastic and paper packaging products
                        JEFFERSON SMURFIT CORP.
  29,000,000             Term loan, maturing April 30, 2002                          29,000,000
                         Liner board and other paper board products
                        STONE CONTAINER CORP.
  32,000,000             Term loan, maturing April 1, 2000                           32,000,000
                         Commodity pulp, paper and packaging products              ------------
                                                                                   $ 74,368,439
                                                                                   ------------
                        ELECTRONICS-INSTRUMENTATION -- 5.2%

                        BERG ELECTRONICS, INC.
 $11,950,000             Term loan, maturing March 31, 2001                        $ 11,950,000
                         Electronic connectors
                        ELSAG BAILEY, INC.
  12,945,833             Term loan, June 25, 2002                                    12,945,833
                         Electronic process control systems
                        SPERRY MARINE, INC.
   6,741,463             Term loan, maturing December 31, 2000                        6,741,463
                         Marine navigational equipment
                                                                                   ------------
                                                                                   $ 31,637,296
                                                                                   ------------

PORTFOLIO OF INVESTMENTS (Continued)
  ---------------------------------------------------------------------------------------------
                          SENIOR, SECURED, FLOATING-RATE INTERESTS (Continued)
  ---------------------------------------------------------------------------------------------
  PRINCIPAL
  AMOUNT                BORROWER/BUSINESS DESCRIPTION                              VALUE
  ---------------------------------------------------------------------------------------------
                        FOOD WHOLESALERS -- 3.7%
                        CATERAIR HOLDINGS CORP.
 $12,496,766             Term loan, maturing December 31, 1996                     $ 12,496,766
                         Food service to airlines
                        U.S. FOODSERVICE, INC.
   9,866,667             Term loan, maturing June 30, 2000                            9,866,667
                         Food distributor to businesses                            ------------
                                                                                   $ 22,363,433
                                                                                   ------------
                        FOODS -- 4.0%
                        ENVIRODYNE INDUSTRIES, INC.
 $13,335,000             Term loan, maturing December 31, 1999                     $ 13,335,000
                         Cellulosic and plastic based products for the food
                         industry
                        SPECIALTY FOODS CORP.
  11,326,275             Term loan, maturing August 31, 1999                         11,326,275
                         Bread and cheese products                                 ------------
                                                                                   $ 24,661,275
                                                                                   ------------
                        MANUFACTURING-DIVERSIFIED -- 8.1%
                        INTERLAKE CORP.
 $13,657,633             Term loan, maturing September 27, 1996                    $ 13,657,633
                         Engineered materials
                        INTERMETRO INDUSTRIES CORP.
   3,569,044             Term loan, maturing June 30, 2001                            3,569,044
   5,113,939             Term loan, maturing December 31, 2002                        5,113,939
                         Shelving
                        MOSLER, INC.
   1,944,879             Term loan, maturing June 1, 1998                             1,944,879
                         Safes, vaults, electronic security systems
                        THERMADYNE HOLDINGS CORP.
  14,495,438             Term loan, maturing February 1, 2001                        14,495,438
                         Cutting and welding products and floor cleaning
                         equipment
                        WATERS CORP.
   6,250,000             Term loan, maturing November 30, 2001                        6,250,000
   4,375,000             Term loan, maturing November 30, 2002                        4,375,000
                         Manufacturer of high performance liquid
                         chromatography instruments                                ------------
                                                                                   $ 49,405,933
                                                                                   ------------

  ---------------------------------------------------------------------------------------------
                          SENIOR, SECURED, FLOATING-RATE INTERESTS (Continued)
  ---------------------------------------------------------------------------------------------
  PRINCIPAL
  AMOUNT                BORROWER/BUSINESS DESCRIPTION                               VALUE
  ---------------------------------------------------------------------------------------------
                        PAPER AND FOREST PRODUCTS -- 11.9%
                        FORT HOWARD CORP.
  $ 9,782,847            Term loan, maturing December 31, 1996                     $  9,782,847
    9,000,000            Senior Secured Notes, maturing September 11, 1998           19,000,000
   19,000,000            Senior Secured Notes, maturing September 11, 1999           19,000,000
                         Sanitary tissue paper products
                        SDW ACQUISITION CORP.
   25,000,000            Term loan, maturing December 30, 2002                       25,000,000
                         Largest U.S. producer of coated free paper                ------------
                                                                                   $ 72,782,847
                                                                                   ------------
                        PUBLISHING -- 6.6%
                        KRUEGER RINGIER, INC.
  $ 9,052,569            Term loan, maturing December 31, 1997                     $  9,052,569
    6,096,786            Term loan, maturing December 31, 1998                        6,096,786
                         Printers and binders of mass market and hardcover
                         books
                        ZIFF-DAVIS PUBLISHING COMPANY
   12,867,647            Term loan, maturing December 31, 2001                       12,867,647
   12,132,353            Term loan, maturing December 31, 2002                       12,132,353
                         Computer magazine and newspaper publications
                                                                                   ------------
                                                                                   $ 40,149,355
                                                                                   ------------
                        PUBLISHING-NEWSPAPERS -- 0.7%
                        AMERICAN MEDIA OPERATIONS, INC.
  $ 4,500,000            Term loan, maturing September 30, 2002                    $  4,500,000
                         Weekly periodical publisher                               ------------

                        RESTAURANTS -- 6.5%
                        AMERICA'S FAVORITE CHICKEN COMPANY
  $22,122,093            Term loan, maturing November 5, 1998                      $ 22,122,093
                         Church's Fried Chicken and Popeye's restaurants
                        LONG JOHN SILVER'S RESTAURANTS, INC.
   17,545,637            Term loan, maturing December 31, 1996                       17,545,637
                         Fish restaurants
                                                                                   ------------
                                                                                   $ 39,667,730
                                                                                   ------------

  PORTFOLIO OF INVESTMENTS (Continued)
  ---------------------------------------------------------------------------------------------
                          SENIOR, SECURED, FLOATING-RATE INTERESTS (Continued)
  ---------------------------------------------------------------------------------------------
  PRINCIPAL
  AMOUNT                BORROWER/BUSINESS DESCRIPTION                              VALUE
  ---------------------------------------------------------------------------------------------
                        RETAIL-SPECIALTY -- 3.9%
                        CAMELOT MUSIC, INC.
 $12,918,750             Term loan, maturing February 28, 2001                     $ 12,918,750
                         Music stores
                        GRIFFITH CONSUMERS COMPANY
   1,000,000             Term loan, maturing December 31, 2002                       11,000,000
                         Retail petroleum distributor
                        SPIRIT HOLDING CO., INC.*
      80,039             Term loan, maturing June 13, 1997                               52,826
                         Do-it-yourself hardware stores
                                                                                   ------------
                                                                                   $ 23,971,576
                                                                                   ------------
                        RETAIL STORES-DRUG STORES -- 1.2%
                        DUANE READE, INC.
 $ 7,516,667             Term loan, maturing December 31, 1997                     $  7,516,667
                         Retail drug stores                                        ------------

                        RETAIL STORES-FOOD CHAINS -- 11.8%
                        CIRCLE K CORP.
 $ 4,983,333             Term loan, maturing July 31, 2001                         $  4,983,333
                         Convenience stores and gasoline retailer
                        PATHMARK STORES, INC.
  35,000,000             Term loan, maturing October 31, 1999                        35,000,000
                         Supermarket chain in mid-Atlantic states
                        RALPHS GROCERY COMPANY
  21,700,000             Term loan, maturing June 30, 1998                           21,700,000
                         Third largest supermarket chain in Southern
                         California
                        STAR MARKET COMPANY, INC.
   5,894,738             Term loan, maturing December 31, 2001                        5,894,738
   4,421,053             Term loan, maturing December 31, 2002                        4,421,053
                         Supermarket chain in Massachusetts
                                                                                   ------------
                                                                                   $ 71,999,124
                                                                                   ------------
                        TEXTILES -- 4.4%
                        BLACKSTONE CAPITAL COMPANY II, L.L.C.
 $ 5,000,000             Term loan, maturing January 13, 1997                      $  5,000,000
                         Automotive products, residential upholstery fabrics,
                         and wallcoverings

 ---------------------------------------------------------------------------------------------
                          SENIOR, SECURED, FLOATING-RATE INTERESTS (Continued)
 ---------------------------------------------------------------------------------------------
 PRINCIPAL
 AMOUNT                BORROWER/BUSINESS DESCRIPTION                              VALUE
 ---------------------------------------------------------------------------------------------
                        LONDON FOG INDUSTRIES, INC.
 $12,000,000             Term loan, maturing June 30, 2001                        $ 11,760,000
   5,000,000             Term loan, maturing June 30, 2002                           4,900,000
                         Outerwear
                        WASSERSTEIN/C & A HOLDINGS, L.L.C.
   5,000,000             Term loan, maturing January 13, 1997                        5,000,000
                         Automotive products, residential upholstery fabrics,
                         and wallcoverings
                                                                                  ------------
                                                                                  $ 26,660,000
                                                                                  ------------
                        TOTAL LOAN INTERESTS (IDENTIFIED COST, $612,159,991)      $611,057,865
                                                                                  ------------

  --------------------------------------------------------------------------------------------
                                                STOCKS & WARRANTS -- 1.4%
  --------------------------------------------------------------------------------------------
  SHARES/
  WARRANTS              SECURITY                                               VALUE
  --------------------------------------------------------------------------------------------
      54,895            America's Favorite Chicken Company, 8%, Preferred Stock   $  4,035,899
      11,504            DM Holdings, Inc., Series A Warrants<F2><F1>                 3,555,311
       3,498            DM Holdings, Inc., Series B Warrants<F2><F1>                   648,634
                                                                                  ------------
                        TOTAL STOCKS & WARRANTS (IDENTIFIED COST, $4,168,518)     $  8,239,844
                                                                                  ------------
                        TOTAL INVESTMENTS (IDENTIFIED COST,
                          $616,328,509) --  101.3%                                $619,297,709
                        OTHER ASSETS, LESS LIABILITIES -- (1.3%)                    (7,710,191)
                                                                                  ------------
                        TOTAL NET ASSETS -- 100%                                  $611,587,518
                                                                                  ============

<F1> Non-income producing security.
<F2> Restricted  Security  --  At  December  31,  1994,  the  Trust  owned  such securities (constituting 0.7% of net assets) which were not readily marketable at such date. The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair values of these securities are determined in good faith under methods or procedures authorized by the Trustees.
  Note: The description of the principal business for each security set forth above is unaudited.

                       See notes to financial statements

                        ------------------------------------------------
                                      FINANCIAL STATEMENTS
                               STATEMENT OF ASSETS AND LIABILITIES
  ----------------------------------------------------------------------------------------------
                                          December 31, 1994
  ----------------------------------------------------------------------------------------------
  ASSETS:
    Investments, at value (Note 1A) (identified cost, $616,328,509)                 $619,297,709
    Cash                                                                               9,397,820
    Receivable for investments sold                                                    2,937,034
    Receivable for Trust shares sold                                                   2,430,988
    Interest receivable                                                                4,598,880
    Prepaid expenses                                                                     658,407
                                                                                    ------------
          Total assets                                                              $639,320,838
  LIABILITIES:
    Notes Payable                                                  $20,403,169
    Distributions payable                                            2,833,076
    Deferred facility fee income (Note 1B)                           4,243,777
    Accrued interest expense on notes payable                          123,649
    Trustees' fees payable                                               5,059
    Custodian fee payable                                               10,000
    Accrued expenses                                                   114,590
                                                                   -----------
          Total liabilities                                                           27,733,320
                                                                                    ------------
  NET ASSETS for 61,040,057 shares of beneficial interest outstanding               $611,587,518
                                                                                    ============
  SOURCES OF NET ASSETS:
    Paid-in capital                                                                 $614,489,902
    Accumulated undistributed net realized gain (loss) on investment
      transactions (computed on the basis of identified cost)                         (5,893,284)
    Unrealized appreciation of investments (computed on the basis of
      identified cost)                                                                 2,969,200
    Undistributed net investment income                                                   21,700
                                                                                    ------------
          Total                                                                     $611,587,518
                                                                                    ============
  NET ASSET VALUE PER SHARE (NOTE 6)
    ($611,587,518 / 61,040,057 shares of beneficial interest)                        $10.02
                                                                                      =====

                       See notes to financial statements

                                     STATEMENT OF OPERATIONS
                -----------------------------------------------------------------
                              For the year ended December 31, 1994
  ----------------------------------------------------------------------------------------------
  INVESTMENT INCOME (NOTE 1B):
    Interest income                                                                  $46,031,176
    Facility fees earned                                                               3,266,632
                                                                                     -----------
            Total income                                                             $49,297,808
  EXPENSES:
    Investment advisory fee (Note 4)                               $ 6,116,870
    Administration fee (Note 4)                                      1,609,703
    Compensation of Trustees not members of the Investment
      Adviser's organization                                            20,587
    Custodian fee (Note 4)                                             278,996
    Interest expense                                                 1,299,638
    Legal and accounting services                                      548,473
    Transfer and dividend disbursing agent fees                        497,078
    Printing and postage                                               282,964
    Registration costs                                                 242,252
    Amortization of organization expenses                              125,138
    Miscellaneous                                                      580,215
                                                                   -----------
            Total expenses                                                            11,601,914
                                                                                     -----------
                  Net investment income                                              $37,695,894
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investment transactions                   $ 6,890,227
    Decrease in unrealized appreciation of investments              (7,115,207)
                                                                   -----------
      Net realized and unrealized loss on investments                                   (224,980)
                                                                                     -----------
        Net increase in net assets from operations                                   $37,470,914
                                                                                     ===========

                       See notes to financial statements

                                   STATEMENT OF CASH FLOWS
  ------------------------------------------------------------------------------------------
                            For the year ended December 31, 1994
  ------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN CASH:
  CASH FLOWS FROM (FOR) OPERATING ACTIVITIES --
      Purchase of Loan Interests                                              $(375,884,709)
      Proceeds from sales and principal repayments                              438,605,296
      Interest received                                                          44,425,826
      Facility fees received                                                      3,202,537
      Interest paid                                                              (1,175,989)
      Operating expenses paid                                                   (10,176,219)
                                                                             --------------
        Net cash provided by operating activities                             $  98,996,742
                                                                             --------------
  CASH FLOWS FROM (FOR) FINANCING ACTIVITIES --
      Proceeds from shares sold                                               $  57,625,779
      Payments for shares reacquired in tender offers                          (149,902,946)
      Cash distributions paid (excluding reinvestments of distributions
        of $18,665,751)                                                         (18,120,929)
      Payments made upon maturity of commercial paper                          (246,048,739)
      Proceeds from issuance of commercial paper                                248,470,683
                                                                              -------------
        Net cash used for financing activities                                $(107,976,152)
                                                                              -------------
          Net decrease in cash                                                $  (8,979,410)
  CASH AT BEGINNING OF YEAR                                                      18,377,230
                                                                              -------------
  CASH AT END OF YEAR                                                         $   9,397,820
                                                                              =============

  RECONCILIATION OF NET INCREASE IN NET ASSETS FROM
    OPERATIONS TO NET CASH FROM OPERATING ACTIVITIES:
      Net increase in net assets from operations                              $  37,470,914
      Increase in receivable for investments sold                                (2,512,664)
      Increase in interest receivable                                            (1,520,750)
      Decrease in commitment fees receivable                                         14,814
      Decrease in prepaid expenses                                                  203,267
      Decrease in deferred organization expenses                                    125,138
      Decrease in deferred facility fee income                                     (247,182)
      Decrease in payable to affiliates                                             (38,126)
      Decrease in accrued expenses and other liabilities                            (40,573)
      Net decrease in investments                                                65,541,904
                                                                              -------------
        Net cash provided by operating activities                             $  98,996,742
                                                                              =============

                              See notes to financial statements


                              STATEMENTS OF CHANGES IN NET ASSETS
 ----------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                             ----------------------------------
                                                                 1994                1993
                                                             -------------      ---------------
 Increase (Decrease) in Net Assets:
   From operations --
     Net investment income                                    $ 37,695,894      $   43,598,541
     Net realized gain (loss) on investment transactions         6,890,227         (12,203,678)
     Change in unrealized appreciation (depreciation) of
       investments                                              (7,115,207)         13,261,884
                                                              ------------      --------------
       Net increase in net assets from operations             $ 37,470,914      $   44,656,747
                                                              ------------      --------------
   Distributions to shareholders (Note 2) --
     From net investment income                               $(37,695,894)     $  (44,592,169)
     In excess of net investment income                           (281,944)          --
     In excess of net realized gain on investment
       transactions                                              --                   (165,896)
                                                              ------------      --------------
       Total distributions to shareholders                    $(37,977,838)     $  (44,758,065)
                                                              ------------      --------------
   Transactions in shares of beneficial interest (Note 3) --
     Proceeds from sales of shares                            $ 59,869,598      $   20,789,439
     Net asset value of shares issued to shareholders in
       payment of distributions declared                        18,665,751          21,943,704
     Cost of shares reacquired in tender offers               (149,834,588)       (370,244,501)
                                                              ------------      --------------
       Decrease in net assets from Trust share
         transactions                                         $(71,299,239)     $ (327,511,358)
                                                              ------------      --------------
             Net decrease in net assets                       $(71,806,163)     $ (327,612,676)
 NET ASSETS:
   At beginning of year                                        683,393,681       1,011,006,357
                                                              ------------      --------------
   At end of year (including undistributed net
     investment income of $21,700
     and $303,643, respectively)                              $611,587,518      $  683,393,681
                                                              ============      ==============

                               See notes to financial statements


                             FINANCIAL HIGHLIGHTS
  ----------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                     -----------------------------------------------------------------------------------------
                                         1994               1993               1992                1991               1990
                                     ------------        -----------        -----------         -----------        -----------
  PER SHARE OPERATING
  PERFORMANCE:
   Net asset value and market
    value --
    Beginning of year                    $  10.03           $  10.02           $   9.96            $   9.97           $  10.00
                                     ------------        -----------        -----------         -----------        -----------
   Income from Investment
    Operations:
    Net investment income                $ 0.5966           $ 0.4970           $ 0.5415            $ 0.7500           $ 0.9505
    Net realized and unrealized
     gain (loss) on investments           (0.0059)            0.0258             0.0575             (0.0035)(a)        (0.0305)
                                     ------------        -----------        -----------         -----------        -----------
        Total income from
          investment operations          $ 0.5907           $ 0.5228           $ 0.5990            $ 0.7465           $ 0.9200
                                     ------------        -----------        -----------         -----------        -----------
   Less Distributions:
    From net investment income          $ (0.5966)         $ (0.5110)         $ (0.5296)          $ (0.7522)         $ (0.9500)
    In excess of net investment
     income                               (0.0041)           --                 --                  --                 --
    From net realized gain on
     investments                          --                 --                 (0.0094)            (0.0043)           --
    In excess of net realized
     gain on investment
     transactions                         --                 (0.0018)           --                  --                 --
                                     ------------        -----------        -----------         -----------        -----------
        Total distributions             $ (0.6007)         $ (0.5128)         $ (0.5390)          $ (0.7565)         $ (0.9500)
                                     ------------        -----------        -----------         -----------        -----------
   Net asset value and market value --
    End of year                          $  10.02           $  10.03           $  10.02            $   9.96           $   9.97
                                     ============        ===========        ===========         ===========        ===========
  TOTAL INVESTMENT RETURN(b)                 6.1%               5.3%               6.2%                7.8%               9.6%
                                     ============        ===========        ===========         ===========        ===========
  RATIOS (as a percentage of average daily net
   assets)(c):
   Operating expenses                       1.63%              1.55%              1.44%               1.37%              1.43%
   Interest expense                         0.21%              0.22%              0.18%               0.16%            --
   Net investment income                    5.95%              4.98%              5.33%               7.42%              9.48%
  SUPPLEMENTAL DATA:
   Net Assets, End of Year (000
    omitted)                             $611,588           $683,393         $1,011,006          $1,694,332         $2,095,692
   Portfolio Turnover                         60%                37%                26%                 16%                43%
   Number of Shares Outstanding
    at End of Year (000 omitted)           61,040             68,165            100,877             170,032            210,285


                                               See notes to financial statements


                             FINANCIAL HIGHLIGHTS
 --------------------------------------------------------------------------------------------------------------------------

LEVERAGE ANALYSIS:
 Borrowings from issuance       AMOUNT OF DEBT       AVERAGE DAILY BALANCE     AVERAGE WEEKLY BALANCE     AVERAGE AMOUNT OF
 of commercial paper:           OUTSTANDING AT        OF DEBT OUTSTANDING      OF SHARES OUTSTANDING       DEBT PER SHARE
 YEAR ENDED                       END OF YEAR            DURING YEAR                DURING YEAR              DURING YEAR
 ------                        ----------------      ---------------------     ----------------------     -----------------
 December 31, 1991               $    --                  $34,893,000             189,758,055                    $0.1839
 December 31, 1992               $39,764,710              $37,304,000             132,343,142                    $0.2819
 December 31, 1993               $17,981,224              $24,585,000              85,859,000                    $0.2863
 December 31, 1994               $20,403,169              $10,236,000              63,465,000                    $0.1613

  ---------

 (a) The per share amount is not in accordance with the net realized and unrealized gain for the period because of the timing of sales of Trust shares and the amount of per share realized and unrealized gains and losses at such time.

 (b) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.

 (c) For the year ended December 31, 1991, the expenses related to the operation of the Trust were reduced by a reduction of the investment advisory fee. Had such action not been taken, the ratios would have been as follows:

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                                 1991
                                                             ------------
 RATIOS (as a percentage of average daily net assets):
     Operating expenses                                          1.40%
     Interest expense                                            0.16%
     Net investment income                                       7.39%





                       See notes to financial statements

               ------------------------------------------------
                        NOTES TO FINANCIAL STATEMENTS
 ----------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATION - The Trust's investments in interests in loans (Loan Interests) are valued at fair value by the Trust's administrator, Eaton Vance Management, under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including (i) the characteristics of and fundamental analytical data relating to the Loan Interest, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Loan Interest, the terms and conditions of the loan and any related agreements and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on evaluations of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Loan Interest including price quotations for and trading in the Loan Interests and interests in similar loans and the market environment and investor attitudes towards Loan Interests and interests in similar loans; (v) the reputation and financial condition of the agent bank and any intermediate participant in the loan; and
(vi) general economic and market conditions affecting the fair value of the Loan Interest. Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-sized trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sales price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Trust was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Trust was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

------------------------------------------------------------------------------
B. INCOME - Interest income from Loan Interests is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Facility fees received are recognized as income over the expected term of the loan.

C. FEDERAL TAXES - The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1994, the Trust, for federal income tax purposes, had a capital loss carryover of $5,893,284 which will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryover will expire on December 31, 2001.

------------------------------------------------------------------------------

(2) DISTRIBUTIONS TO SHAREHOLDERS
The net investment income of the Trust is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Such daily dividends will be paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Trust at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Trust or, at the election of the shareholder, in cash. The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1995 and will be based on tax accounting methods which may differ
from   amounts   determined   for   financial   statement    purposes.

------------------------------------------------------------------------------
(3) SHARES OF BENEFICIAL  INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). The Trust may from time to time, at its discretion, make tender offers at net asset value for the purchase of all or a portion of its shares. The price will be established at the close of business on the last day the tender offer is open. (An early withdrawal charge will be imposed on most shares accepted for tender which have been held less than four years.) (See Note 6.) The Trustees approved tender offers for the periods from January 14, 1994 to February 11, 1994, from April 18, 1994 to May 16, 1994, from July 18, 1994 to August 12, 1994, from October 21, 1994 to November 18, 1994 and from January 23, 1995 to February 17, 1995. Transactions in Trust shares were as follows:
                                                        YEAR ENDED DECEMBER 31,
                                                     ---------------------------
                                                            1994         1993
                                                         ---------    ---------
Sales                                                   5,996,851     2,074,916
Issued to shareholders  electing
  to receive payments of
  distributions in Trust shares                         1,868,329     2,190,350
Reacquired in tender  offers                          (14,990,693)  (36,976,837)
                                                      ------------  ------------
    Net  decrease                                      (7,125,513)  (32,711,571)
                                                       ==========    ==========
------------------------------------------------------------------------------

(4) INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The investment advisory fee was earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Trust. The fee is computed at the monthly rate of 19/240 of 1% (0.95% per annum) of the Trust's average daily gross assets up to and including $1 billion and at reduced rates as daily gross assets exceed that level. For the year ended December 31, 1994, the effective annual rate, based on average daily gross assets, was 0.95% (annualized). An administration fee, computed at the monthly rate of 1/48 of 1% (0.25% per annum) of the Trust's average daily gross assets, was also paid to EVM for managing and administering business affairs of the Trust. Except as to Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment advisory fee. Investors Bank & Trust Company (IBT), an affiliate of EVM, serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on average daily cash balances the Trust maintains with IBT. Certain of the officers and Trustees of the Trust are officers and directors/trustees of the above organizations.

------------------------------------------------------------------------------

(5) INVESTMENTS

The Trust invests primarily in Loan Interests. The ability of the issuers of the Loan Interests to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Loan Interests for the year ended December 31, 1994 aggregated $375,595,829 and $439,402,249, respectively.

------------------------------------------------------------------------------
(6) EARLY WITHDRAWAL CHARGE
Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM, serves as the Trust's principal underwriter. EVD compensates authorized dealers for sales commissions at a rate of 2 1/2% of the purchase price of shares purchased through such dealers. EVD also pays additional compensation to each dealer equal to .25% per annum of the value of Trust shares sold by such dealer that are outstanding for more than one year. An early withdrawal charge to recover distribution expenses will be charged to redeeming shareholders and paid to EVD in connection with most shares held for less than four years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge is imposed at declining rates that begin at 3% in the case of redemptions in the first year after purchase, declining to 2.5%, 2%, 1% and 0% in the second, third and fourth year and thereafter, respectively. The early withdrawal charge will be imposed on those shares accepted for tender, the value of which exceeds the aggregate value at the time the tender is accepted of: (a) all shares in the account purchased more than four years prior to such acceptance, (b) all shares in the account acquired through reinvestment of distributions, and (c) the increase, if any, in value of all other shares in the account (namely those purchased within the four years preceding the acceptance) over the purchase price of such shares. In determining whether an early withdrawal charge is payable, it is assumed that the acceptance of a repurchase offer is made from the earliest purchase of shares. The total early withdrawal charges received by EVD for the year ended December 31, 1994 amounted to $423,222.
------------------------------------------------------------------------------
(7)  SHORT-TERM  DEBT AND CREDIT  AGREEMENTS
The Trust participates with other funds managed by EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Trust solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds at the end of each quarter. The Trust did not have any significant borrowings or allocated fees under this agreement during the period.

The Trust has also entered into a revolving credit agreement, that will allow the Trust to borrow an additional $245 million to support the issuance of commercial paper and to permit the Trust to invest in accordance with its investment practices. Interest is charged under the revolving credit agreement at the bank's base rate or at an amount above either the bank's adjusted Libor rate or adjusted certificate of deposit rate. Interest expense includes a commitment fee of approximately $612,500 which is computed at the annual rate of 1/4 of 1% on the unused portion of the revolving credit agreement. There were no borrowings under this agreement during the period. As of December 31, 1994, the Trust had $20,403,169 in commercial paper outstanding with an annual weighted interest rate of 6.0%. The maximum amount of commercial paper outstanding at any month end and average borrowings for the year ended December 31, 1994 were $46,288,000 and $10,236,000, respectively, and the average interest rate was 5.11%.
------------------------------------------------------------------------------
(8) FEDERAL  INCOME TAX BASIS OF INVESTMENT  SECURITIES

The cost and unrealized appreciation/depreciation in the value of investments owned at December 31, 1994, as computed on a federal income tax basis, were as follows:

Aggregate cost                                                    $616,328,509
                                                                  ============
Gross unrealized appreciation                                     $  4,203,945
Gross unrealized depreciation                                        1,234,745
                                                                  ------------
  Net unrealized appreciation                                     $  2,969,200
                                                                  ============

                         INDEPENDENT AUDITORS' REPORT
      -----------------------------------------------------------------
To the Trustees and Shareholders of
  Eaton Vance Prime Rate Reserves:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Prime Rate Reserves as of December 31, 1994, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for the years ended December 31, 1994 and 1993, and the financial highlights for each of the years in the five-year period ended December 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and Loan Interests owned at December 31, 1994, by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Prime Rate Reserves at December 31, 1994, the results of its operations and its cash flows, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

As discussed in Note 1A, the financial statements include Loan Interests and certain other securities held by Eaton Vance Prime Rate Reserves valued at $619,297,709 (101.3% of net assets of the Trust), which values are fair values determined by the Trust's administrator in the absence of actual market values. Determination of fair value involves subjective judgment, as the actual market value of a particular Loan Interest or Security can be established only by negotiation between the parties in a sales transaction. We have reviewed the procedures established by the Trustees and used by the Trust's administrator in determining the fair values of such Loan Interests and securities and have inspected underlying documentation, and in the circumstances, we believe that the procedures are reasonable and the documentation appropriate.


                                                 DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 8, 1995

                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                          June 30, 1995 (Unaudited)
------------------------------------------------------------------------------
ASSETS:
  Investment in Senior Debt Portfolio, at value
    (Note 1A) (identified cost, $806,396,256)                   $801,958,921
  Receivable for Trust shares sold                                10,246,004
                                                                ------------
        Total assets                                            $812,204,925
LIABILITIES:
  Distributions payable                             $3,283,792
  Payable for Trust shares reacquired                   10,031
  Payable to affiliates --
    Trustees' fees                                       5,193
    Custodian fee                                        1,000
  Accrued expenses                                     126,084
                                                    ----------
        Total liabilities                                          3,426,100
                                                                ------------
NET ASSETS for 80,629,830 shares of beneficial
  interest outstanding                                          $808,778,825
                                                                ============
SOURCES OF NET ASSETS:
  Paid-in capital                                               $811,020,583
  Accumulated undistributed net realized gain
    (loss) on investment transactions
    (computed on the basis of identified cost)                     2,155,850
  Unrealized depreciation of investments (computed
    on the basis of identified cost)                              (4,437,335)
  Undistributed net investment income                                 39,727
                                                                ------------
        Total                                                   $808,778,825
                                                                ============
NET ASSET VALUE PER SHARE (NOTE 6)
  ($808,778,825 / 80,629,830 shares of beneficial
    interest)                                                      $10.03
                                                                   ======

                       See notes to financial statements

                           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
              For the six months ended June 30, 1995 (Unaudited)
------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Interest income                                                 $ 8,328,788
  Facility fees earned                                                455,096
  Income allocated from Portfolio                                  23,555,684
  Expenses allocated from Portfolio                                (2,969,671)
                                                                  -----------
        Total income                                              $29,369,897
  Expenses --
    Investment advisory fee (Note 4)                $   877,603
    Administration fee (Note 4)                         846,202
    Compensation of Trustees not members of the
      Investment Adviser's/Administrator's
        organization                                     10,384
    Custodian fee (Note 4)                               74,119
    Interest expense                                    273,901
    Legal and accounting services                       256,626
    Transfer and dividend disbursing agent fees         132,170
    Printing and postage                                 56,029
    Registration costs                                   41,688
    Miscellaneous                                       389,374
                                                    -----------
        Total expenses                                              2,958,096
                                                                  -----------
          Net investment income                                   $26,411,801
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Net realized gain (loss) --
    From investment transactions, computed on the
      basis of identified cost                      $ 6,993,137
    From investment transactions allocated from
      Portfolio, computed on the basis of
      identified cost                                 1,055,997
                                                    -----------
        Net realized gain                           $ 8,049,134
  Change in unrealized appreciation of investments   (7,406,535)
                                                    -----------
        Net realized and unrealized gain on
          investments                                                 642,599
                                                                  -----------
          Net increase in net assets from
            operations                                            $27,054,400
                                                                  ===========

                       See notes to financial statements

                           STATEMENT OF CASH FLOWS
------------------------------------------------------------------------------
              For the six months ended June 30, 1995 (Unaudited)
------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH:
CASH FLOWS FROM (FOR) OPERATING ACTIVITIES --
    Purchase of Loan Interests                                 $  (30,002,538)
    Proceeds from sales and principal repayments                   70,114,416
    Net purchases of short-term investments                       (46,908,338)
    Purchases of interests in Senior Debt Portfolio              (201,017,951)
    Withdrawal of interests in Senior Debt Portfolio               53,021,511
    Interest received                                               6,204,445
    Interest paid                                                    (373,470)
    Operating expenses paid                                        (2,815,364)
                                                               --------------
      Net cash used for operating activities                    $(151,777,289)
                                                               --------------
CASH FLOWS FROM (FOR) FINANCING ACTIVITIES --
    Proceeds from shares sold                                  $  218,599,826
    Payments for shares reacquired in tender offers               (44,106,043)
    Cash distributions paid (excluding reinvestments of
      distributions of $14,231,913)                               (11,711,145)
    Payments made upon maturity of commercial paper               (37,458,370)
    Proceeds from issuance of commercial paper                     17,055,201
                                                               --------------
      Net cash provided from financing activities              $  142,379,469
                                                               --------------
        Net decrease in cash                                   $   (9,397,820)

CASH AT BEGINNING OF PERIOD                                         9,397,820
                                                               --------------
CASH AT END OF PERIOD                                          $     --
                                                               ==============
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM
  OPERATIONS TO NET CASH FROM OPERATING ACTIVITIES:
    Net increase in net assets from operations                 $   27,054,400
    Decrease in receivable for investments sold                     2,937,034
    Decrease in interest receivable                                 4,598,880
    Decrease in prepaid expenses                                      658,407
    Decrease in deferred facility fee income                       (4,243,777)
    Decrease in accrued interest expense                             (123,649)
    Decrease in payable to affiliates                                  (8,866)
    Increase in accrued expenses and other liabilities                 11,494
    Net increase in investments                                  (182,661,212)
                                                               --------------
      Net cash used for operating activities                    $(151,777,289)
                                                               ==============

                       See notes to financial statements

                     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------

                                          SIX MONTHS
                                             ENDED            YEAR ENDED
                                         JUNE 30, 1995       DECEMBER 31,
                                          (UNAUDITED)            1994
                                         -------------       ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                 $ 26,411,801       $ 37,695,894
    Net realized gain on investment
      transactions and amounts
      allocated from Portfolio               8,049,134          6,890,227
    Change in unrealized appreciation
     (depreciation) of investments          (7,406,535)        (7,115,207)
                                          ------------       ------------
      Net increase in net assets
        from operations                   $ 27,054,400       $ 37,470,914
                                          ------------       ------------
  Distributions to shareholders
   (Note 2) --
    From net investment income            $(26,393,774)      $(37,695,894)
    In excess of net investment income          --               (281,944)
                                          ------------       ------------
      Total distributions to shareholders $(26,393,774)      $(37,977,838)
                                          ------------       ------------
  Transactions in shares of beneficial
    interest (Note 3) --
    Proceeds from sales of shares         $226,414,842       $ 59,869,598
    Net asset value of shares issued
      to shareholders in payment of
      distributions declared                14,231,913         18,665,751
    Cost of shares reacquired in
      tender offers                        (44,116,074)      (149,834,588)
                                          ------------       ------------
      Increase (decrease) in net
        assets from Trust share
        transactions                      $196,530,681       $(71,299,239)
                                          ------------       ------------
          Net increase (decrease) in
            net assets                    $197,191,307       $(71,806,163)
NET ASSETS:
  At beginning of period                   611,587,518        683,393,681
                                          ------------       ------------
  At end of period (including
    undistributed net investment income
    of $39,727 and $21,700, respectively) $808,778,825       $611,587,518
                                          ============       ============

                       See notes to financial statements


                             FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED                       YEAR ENDED DECEMBER 31,
                                                         JUNE 30, 1995  -----------------------------------------------------------
                                                          (UNAUDITED)    1994       1993         1992         1991          1990
                                                         -------------  --------   --------   ----------   ----------    ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value and market value --                      $  10.02      $  10.03   $  10.02     $   9.96     $   9.97      $  10.00
 Beginning of year                                       --------      --------   --------     --------     --------      --------
Income from Investment Operations:
  Net investment income <F3>                             $ 0.3935      $ 0.5966   $ 0.4970     $ 0.5415     $ 0.7500      $ 0.9505
  Net realized and unrealized gain (loss) on investments   0.0099       (0.0059)    0.0258       0.0575      (0.0035)<F1>  (0.0305)
                                                         --------      --------   --------     --------     --------      --------
      Total income from investment operations            $ 0.4034      $ 0.5907   $ 0.5228     $ 0.5990     $ 0.7465      $ 0.9200
                                                         --------      --------   --------     --------     --------      --------
Less Distributions:
  From net investment income                             $(0.3934)     $(0.5966)  $(0.5110)    $(0.5296)    $(0.7522)     $(0.9500)
  In excess of net investment income                        --          (0.0041)      --          --           --            --
  From net realized gain on investments                     --            --          --        (0.0094)     (0.0043)        --
  In excess of net realized gain on investment
  transactions                                              --            --       (0.0018)       --           --            --
                                                         --------      --------   --------     --------     --------      --------
      Total distributions                                $(0.3934)     $(0.6007)  $(0.5128)    $(0.5390)    $(0.7565)     $(0.9500)
                                                         --------      --------   --------     --------     --------      --------
Net asset value and market value --
  End of year                                            $  10.03      $  10.02   $  10.03     $  10.02     $   9.96      $   9.97
                                                         ========      ========   ========     ========     ========      ========
TOTAL INVESTMENT RETURN<F2>                                  4.1%          6.1%       5.3%         6.2%         7.8%          9.6%
                                                         ========      ========   ========     ========     ========      ========
RATIOS(as a percentage of average daily net assets)<F4>:
  Operating expenses<F3>                                    1.68%<F8>     1.63%      1.55%        1.44%        1.37%         1.43%
  Interest expense<F3>                                      0.08%<F8><F7> 0.21%      0.22%        0.18%        0.16%         --
  Net investment income                                     7.84%<F8>     5.95%      4.98%        5.33%        7.42%         9.48%
SUPPLEMENTAL DATA:
  Net Assets, End of Year (000 omitted)                  $808,779      $611,588   $683,393   $1,011,006   $1,694,332    $2,095,692
  Portfolio Turnover <F5>                                      5%           60%        37%          26%          16%           43%
  Number of Shares Outstanding at End of Year
    (000 omitted)                                          80,630        61,040     68,165      100,877      170,032       210,285

                       See notes to financial statements

                       FINANCIAL HIGHLIGHTS (continued)
-----------------------------------------------------------------------------------------------------------------------------------
LEVERAGE ANALYSIS:
    Borrowings from issuance              AMOUNT OF DEBT     AVERAGE DAILY BALANCE     AVERAGE WEEKLY BALANCE   AVERAGE AMOUNT OF
    of commercial paper:                  OUTSTANDING AT      OF DEBT OUTSTANDING      OF SHARES OUTSTANDING      DEBT PER SHARE
    YEAR ENDED                              END OF YEAR           DURING YEAR               DURING YEAR             DURING YEAR
    ----------                            --------------     ---------------------     ----------------------   -----------------
    December 31, 1991                       $   --                $34,893,000               189,758,055               $0.1839
    December 31, 1992                       $39,764,710           $37,304,000               132,343,142               $0.2819
    December 31, 1993                       $17,981,224           $24,585,000                85,859,000               $0.2863
    December 31, 1994                       $20,403,169           $10,236,000                63,465,000               $0.1613
    June 30, 1995<F6>                       $   --                $ 9,688,000                62,118,000               $0.1560

------------
<F1> The per share amount is not in accordance with the net realized and unrealized gain for the period because of the timing of sales of Trust shares and the amount of per share realized and unrealized gains and losses at such time.
<F2> Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.
<F3> Includes the Trust's share of Senior Debt Portfolio's allocated expenses for the period from February 22, 1995 to June 30, 1995.
<F4> For the year ended December 31, 1991, the expenses related to the operation of the Trust were reduced by a reduction of the investment advisory fee. Had such action not been taken, the ratios would have been as follows:

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                                      1991
                                                                  ------------
    RATIOS (as a percentage of average daily net assets):
        Operating expenses                                           1.40%
        Interest expense                                             0.16%
        Net investment income                                        7.39%

<F5> Portfolio Turnover represents the rate of portfolio activity for the period while the Trust was making investments directly in securities. The portfolio turnover for the period since the Trust transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

<F6> The Leverage Analysis is for the period January 1, 1995 to February 21,
     1995 when the Trust transferred the Commercial Paper program to the Portfolio.

<F7> Interest expense is for the period from January 1, 1995 to February 21,
     1995.

<F8> Computed on an annualized basis.

                       See notes to financial statements

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES
Eaton Vance Prime Rate Reserves (the Trust) is a non-diversified closed-end management investment company. The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. On February 22, 1995, the Trust transferred substantially all of its investable assets to the Senior Debt Portfolio (the Portfolio) in exchange for an interest in the Portfolio. The Trust invests all of its investable assets in interests in the Portfolio, a New York Trust, having the same investment objective as the Trust. The value of the Trust's investment in the Portfolio reflects the Trust's proportionate interest in the net assets of the Portfolio (84.0% at June 30, 1995). The performance of the Trust is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Trust's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Trust's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Trust determined in accordance with generally accepted accounting principles. Prior to the Trust's investment in the Portfolio, the Trust held its investments directly. For investments held directly, interest income from Loan Interests was recorded on the accrual basis at the then-current interest rate while all other interest income was determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Facility fees received were recognized as income over the expected term of the loan.

C. FEDERAL TAXES -- The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1994, the Trust, for federal income tax purposes, had a capital loss carryover of $5,893,284 which will reduce the Trust's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryovers will expire on December 31, 2001.

D. OTHER -- Investment transactions are accounted for on a trade date basis.

E. INTERIM FINANCIAL INFORMATION -- The interim financial statements relating to June 30, 1995 and for the period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normal recurring adjustments, necesssary for the fair presentation of the financial statements.

------------------------------------------------------------------------------

(2) DISTRIBUTIONS TO SHAREHOLDERS
The net investment income of the Trust is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Such daily dividends will be paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Trust at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Trust or, at the election of the shareholder, in cash. The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1996 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

------------------------------------------------------------------------------

(3) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). The Trust may from time to time, at its discretion, make tender offers at net asset value for the purchase of all or a portion of its shares. The price will be established at the close of business on the last day the tender offer is open. (An early withdrawal charge will be imposed on most shares accepted for tender which have been held less than four years.) (See Note 6.) The Trustees approved tender offers for the periods from January 23, 1995 to February 17, 1995; from April 24, 1995 to May 19, 1995, and from July 24, 1995 to August 18, 1995. Transactions in Trust shares were as follows:

                               SIX MONTHS            YEAR
                                  ENDED             ENDED
                              JUNE 30, 1995      DECEMBER 31,
                               (UNAUDITED)           1994
                              -------------      ------------
Sales                           22,567,021         5,996,851
Issued to shareholders
  electing to receive
  payments of distributions
  in Trust shares                 1,418,638         1,868,329
Reacquired in tender offers      (4,395,886)      (14,990,693)
                                   --------         ---------
    Net increase (decrease)      19,589,773        (7,125,513)
                                 ==========        ==========

--------------------------------------------------------------------------------

(4) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Prior to February 22, 1995 (when the Trust transferred substantially all of its investable assets to the Portfolio in exchange for an interest in the Portfolio), the Trust retained Eaton Vance Management (EVM) as its investment adviser. The investment adviser fee was earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee was computed at the monthly rate of 19/240 of 1% (0.95% per annum) of the Trust's average daily gross assets up to and including $1 billion and at reduced rates as daily gross assets exceed that level. For the period from January 1, 1995 to February 21, 1995, the effective annual rate, based on average daily gross assets, was 0.95% (annualized). An administration fee, computed at the monthly rate of 1/48 of 1% (0.25% per annum) of the average daily gross assets of the Portfolio attributable to the Trust, is also paid to EVM for managing and administering business affairs of the Trust. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Trust and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM, serves as custodian of the Trust and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Trust or the Portfolio maintains with IBT. Certain of the officers and Trustees of the Trust and Portfolio are officers and directors/trustees of the above organizations (Note 5).
------------------------------------------------------------------------------

(5) EARLY WITHDRAWAL CHARGE
Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM, serves as the Trust's principal underwriter. EVD compensates authorized dealers for sales commissions at a rate of 3% of the purchase price of shares purchased through such dealers. EVD also pays additional compensation to each dealer ranging from 0.10% to 0.30% per annum of the value of Trust shares sold by such dealer that are outstanding for specified periods of time. An early withdrawal charge to recover distribution expenses will be charged to redeeming shareholders and paid to EVD in connection with most shares held for less than four years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge is imposed at declining rates that begin at 3% in the case of redemptions in the first year after purchase, declining to 2.5%, 2%, 1% and 0% in the second, third and fourth year and thereafter, respectively. The early withdrawal charge will be imposed on those shares accepted for tender, the value of which exceeds the aggregate value at the time the tender is accepted of: (a) all shares in the account purchased more than four years prior to such acceptance, (b) all shares in the account acquired through reinvestment of distributions, and (c) the increase, if any, in value of all other shares in the account (namely those purchased within the four years preceding the acceptance) over the purchase price of such shares. In determining whether an early withdrawal charge is payable, it is assumed that the acceptance of a repurchase offer is made from the earliest purchase of shares. The total early withdrawal charges received by EVD for the six months ended June 30, 1995 amounted to $104,934.

------------------------------------------------------------------------------

(6) INVESTMENT TRANSACTIONS
On February 22, 1995, the Trust transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio. Increases and decreases in the Trust's investment in the Portfolio for the period from February 22, 1995 to June 30, 1995 aggregated $201,017,951 and $53,021,511, respectively. The cost of purchases and the proceeds from principal repayments and sales of Loan Interests, during the period from January 1, 1995 to February 21, 1995, aggregated $30,002,538 and $67,177,382, respectively.

                             SENIOR DEBT PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1995
                      (EXPRESSED IN UNITED STATES DOLLARS)
--------------------------------------------------------------------------------
               SENIOR, SECURED, FLOATING-RATE INTERESTS - 88.2%
--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT               BORROWER/BUSINESS DESCRIPTION                    VALUE
--------------------------------------------------------------------------------
                AEROSPACE/DEFENSE - 2.3%
                TRACOR, INC.
$ 1,596,609        Term loan, maturing October 31, 1998          $  1,596,609
  9,950,000        Term loan, maturing February 28, 2001            9,950,000
                   Technical services to defense companies

                VSI INDUSTRIES, INC.
 10,502,130        Term loan, maturing March 31, 1997              10,502,130
                   Aerospace and specialty fasteners, and
                   plastics industry tooling systems
                                                                 ------------
                                                                 $ 22,048,739
                                                                 ------------
                AIRLINES - 3.3%
                NORTHWEST AIRLINES CORPORATION
$12,443,942        Term loan, maturing December 15, 1998         $ 12,443,942
 13,949,160        Term loan, maturing December 15, 1999           13,949,160
  5,303,423        Term loan, maturing December 15, 2000            5,303,423
                   Passenger airline carrier
                                                                 ------------
                                                                 $ 31,696,525
                                                                 ------------
                AUTO PARTS - 1.3%
                EXIDE CORPORATION
$ 4,987,437        Term loan, maturing September 30, 2001        $  4,987,437
                   Automobile batteries

                STANADYNE AUTOMOTIVE CORP.
  7,500,000        Term loan, maturing December 31, 2001            7,500,000
                   Auto and light truck fuel injection
                   equipment
                                                                 ------------
                                                                 $ 12,487,437
                                                                 ------------
                BROADCAST MEDIA - 4.4%
                CLASSIC CABLE, INC.
$ 4,000,000        Term loan, maturing March 31, 2003            $  4,000,000
  7,000,000        Term loan, maturing March 31, 2004               7,000,000
                   Cable television provider

                COAXIAL COMMUNICATIONS, INC.
  9,966,667        Term loan, maturing December 31, 1999            9,966,667
                   Midwest cable television provider

                ELLIS COMMUNICATIONS, INC.
 10,365,333        Term loan, maturing March 31, 2003              10,365,333
                   Broadcast television operator

                NORTHLAND CABLE TELEVISION, INC.
  7,500,000        Term loan, maturing March 31, 2002               7,500,000
  3,500,000        Term loan, maturing September 30, 2003           3,500,000
                   Cable television provider
                                                                 ------------
                                                                 $ 42,332,000
                                                                 ------------
                CHEMICALS - 3.0%
                FREEDOM CHEMICAL COMPANY
$13,200,000        Term loan, maturing June 30, 2002             $ 13,200,000
                   Organic dyes, pigments, textile chemicals, and other specialty chemicals

                HARRIS SPECIALTY CHEMICALS, INC.
  1,531,067        Term loan, maturing December 31, 1999            1,531,067
  5,702,847        Term loan, maturing December 31, 2001            5,702,847
                   Construction chemicals

                INDSPEC CHEMICAL CORP.
  8,622,653        Term loan, maturing December 2, 2000             8,622,653
                   Resorcinol and other specialty chemical
                   products
                                                                 ------------
                                                                 $ 29,056,567
                                                                 ------------
                COMMERCIAL SERVICES - 3.8%
                AVIALL, INC.
$ 5,000,000        Term loan, maturing November 30, 2000         $  5,000,000
                   Turbine engine repair and parts
                   distribution

                HOSIERY CORP. OF AMERICA
  3,433,544        Term loan, maturing October 17, 1999             3,433,544
  4,937,500        Term loan, maturing July 31, 2001                4,937,500
                   Women's hosiery

                IRON MOUNTAIN INFORMATION SERVICES
  4,488,750        Term loan, maturing October 31, 2002             4,488,750
                   Document archive services

                PSI ACQUISITION CORPORATION
  3,149,177        Term loan, maturing December 31, 1998            3,149,177
  5,000,000        Term loan, maturing December 31, 2000            5,000,000
                   Diversified consulting services

                SELECT BEVERAGES, INC.
  4,000,000        Term loan, maturing June 30, 2001                4,000,000
  6,000,000        Term loan, maturing June 30, 2002                6,000,000
                   Soft drink bottler
                                                                 ------------
                                                                 $ 36,008,971
                                                                 ------------
                CONGLOMERATES - 1.3%
                SPALDING & EVENFLO COMPANIES, INC.
$12,395,833        Term loan, maturing October 13, 2002          $ 12,395,833
                   Sporting goods and infant products            ------------

                CONTAINERS - METAL & GLASS - 0.8%
                SILGAN CORP.
$ 7,480,213        Term loan, maturing September 15, 1996        $  7,480,213
                   Metal and plastic packaging products          ------------


                CONTAINERS - PAPER - 9.5%
                IVEX PACKAGING CORP.
$ 9,631,266        Term loan, maturing December 31, 1999         $  9,631,266
                   Plastic and paper packaging products

                JEFFERSON SMURFIT CORP.
 19,107,296        Term loan, maturing April 30, 2001              19,107,296
 22,120,676        Term loan, maturing April 30, 2002              22,120,676
                   Liner board and other paper board product

                STONE CONTAINER CORP.
 39,885,000        Term loan, maturing April 1, 2000               39,885,000
                   Commodity pulp, paper and packaging
                   products
                                                                 ------------
                                                                 $ 90,744,238
                                                                 ------------
                COSMETICS - 0.8%
                MARY KAY COSMETICS, INC.
$ 7,500,000        Term loan, maturing June 6, 2001              $  7,500,000
                   Cosmetics, skin and hair care, and perfume products

                ELECTRONICS - INSTRUMENTATION - 3.3%
                BERG ELECTRONICS, INC.
$11,850,000        Term loan, maturing March 31, 2001            $ 11,850,000
                   Electronic connectors

                ELSAG BAILEY, INC
 12,891,667        Term loan, maturing June 25, 2002               12,891,667
                   Electronic process control systems

                SPERRY MARINE, INC.
  6,541,487        Term loan, maturing December 31, 2000            6,541,487
                   Marine navigational equipment
                                                                 ------------
                                                                 $ 31,283,154
                                                                 ------------
                FOOD WHOLESALERS - 3.4%
                CATERAIR HOLDINGS CORP.
$12,496,766        Term loan, maturing December 31, 1996         $ 12,496,766
                   Food service to airlines

                KRAFT FOODSERVICE, INC.
  5,000,000        Term loan, maturing March 31, 2002               5,000,000
                   Food producer and distributor

                U.S. FOODSERVICE, INC.
 14,679,787        Term loan, maturing June 30, 2000               14,679,787
                   Food distributor to business
                                                                 ------------
                                                                 $ 32,176,553
                                                                 ------------
                FOODS - 2.3%
                SPECIALTY FOODS CORP.
$21,774,760        Term loan, maturing August 31, 1999           $ 21,774,760
                   Bread and cheese products                     ------------

                LEISURE - 1.4%
                SIX FLAGS THEME PARKS, INC.
$12,950,000        Term loan, maturing June 23, 2003             $ 12,950,000
                   Amusement parks                               ------------

                MANUFACTURING - DIVERSIFIED - 6.2%
                INTERLAKE CORP.
$ 8,235,788        Term loan, maturing September 27, 1996        $  8,235,788
                   Engineered materials

                INTERMETRO INDUSTRIES CORP.
  3,569,044        Term loan, maturing June 30, 2001                3,569,044
  5,113,939        Term loan, maturing December 31, 2002            5,113,939
                   Shelving

                INTERNATIONAL WIRE GROUP, INC.
 10,000,000        Term loan, maturing September 30, 2002          10,000,000
                   Manufactures and markets copper wire and harnesses

                INTESYS TECHNOLOGIES, INC.
  5,000,000        Term loan, maturing December 31, 2001            5,000,000
                   Plastic injection molding and fabricated battery packs

                MOSLER, INC.
  1,817,964        Term loan, maturing June 1, 1998                 1,817,964
                   Safes, vaults, electronic security systems

                THERMADYNE HOLDINGS CORP.
 14,459,063        Term loan, maturing February 1, 2001            14,459,063
                   Cutting and welding products and floor
                   cleaning equipment

                WATERS CORP.
  6,218,750        Term loan, maturing November 30, 2001            6,218,750
  4,353,125        Term loan, maturing November 30, 2002            4,353,125
                   Manufacturer of high performance liquid
                   chromatography instruments
                                                                 ------------
                                                                 $ 58,767,673
                                                                 ------------
                PAPER AND FOREST PRODUCTS - 7.3%
                FORT HOWARD CORP.
$15,000,000        Term loan, maturing March 8, 2002             $ 15,000,000
 15,000,000        Term loan, maturing December 31, 2002           15,000,000
                   Sanitary tissue paper products

                SDW ACQUISITION CORP.
 40,000,000        Term loan, maturing December 20, 2002           40,000,000
                   Major U.S. producer of coated free paper
                                                                 ------------
                                                                 $ 70,000,000
                                                                 ------------
                PUBLISHING - 4.7%
                KRUEGER RINGIER, INC.
$ 9,052,569        Term loan, maturing December 31, 1997         $  9,052,569
  6,096,786        Term loan, maturing December 31, 1998            6,096,786
                   Printers and binders of mass market and
                   hardcover books

                ZIFF-DAVIS PUBLISHING COMPANY
 15,367,647        Term loan, maturing December 31, 2001           15,367,647
 14,632,353        Term loan, maturing December 31, 2002           14,632,353
                   Computer publications publisher
                                                                 ------------
                                                                 $ 45,149,355
                                                                 ------------
                PUBLISHING - NEWSPAPERS - 2.6%
                AMERICAN MEDIA OPERATIONS, INC.
$ 4,477,500        Term loan, maturing September 30, 2002        $  4,477,500
                   Weekly periodical publisher

                JOURNAL NEWS, INC.
 20,000,000        Term loan, maturing December 31, 2001           20,000,000
                   Suburban newspaper
                                                                 ------------
                                                                 $ 24,477,500
                                                                 ------------
                RESTAURANTS - 4.0%
                AMERICA'S FAVORITE CHICKEN COMPANY
$21,906,050        Term loan, maturing November 5, 1998          $ 21,906,050
                   Church's Fried Chicken and Popeye's
                    restaurants

                 LONG JOHN SILVER'S RESTAURANTS, INC.
 16,718,464        Term loan, maturing December 31, 1996           16,718,464
                   Fish restaurants
                                                                 ------------
                                                                 $ 38,624,514
                                                                 ------------
                RETAIL - SPECIALTY - 3.2%
                CAMELOT MUSIC, INC.
$ 4,987,186        Term loan, maturing February 28, 2001         $  4,987,186
                   Music stores

                GRIFFITH CONSUMERS COMPANY
 10,847,222        Term loan, maturing December 31, 2002           10,847,222
                   Retail petroleum distributor

                QVC, INC.
 15,000,000        Term loan, maturing January 31, 2004            15,000,000
                   Home shopping retailer
                                                                 ------------
                                                                 $ 30,834,408
                                                                 ------------
                RETAIL STORES - DRUG STORES - 1.7%
                DUANE READE, INC.
$ 5,016,667        Term loan, maturing December 31, 1997         $  5,016,667
                   Retail drug stores

                THRIFTY PAYLESS, INC.
 11,562,509        Term loan, maturing March 31, 2000              11,562,509
                   Retail drug stores
                                                                 ------------
                                                                 $ 16,579,176
                                                                 ------------
                RETAIL STORES - FOOD CHAINS - 12.5%
                DOMINICK'S FINER FOODS, INC.
$ 3,325,574        Term loan, maturing March 31, 2002            $  3,325,574
  8,255,854        Term loan, maturing March 31, 2003               8,255,854
  9,255,854        Term loan, maturing September 30, 2003           9,255,854
                   Supermarket chain in Chicago

                GRAND UNION COMPANY
 26,628,890        Term loan, maturing June 15, 2002               26,628,890
                   Supermarket chain in the Northeast

                PATHMARK STORES, INC.
 34,650,000        Term loan, maturing October 31, 1999            34,650,000
                   Supermarket chain in mid-Atlantic states

                RALPHS GROCERY COMPANY
  7,666,667        Term loan, maturing June 15, 2002                7,666,667
  7,666,667        Term loan, maturing June 15, 2003                7,666,667
  7,666,667        Term loan, maturing June 15, 2004                7,666,667
                   Third largest supermarket chain in Southern
                     California

                STAR MARKET COMPANY, INC.
 10,105,263        Term loan, maturing December 31, 2001           10,105,263
  4,421,053        Term loan, maturing December 31, 2002            4,421,053
                   Supermarket chain in Massachusetts
                                                                 ------------
                                                                 $119,642,489
                                                                 ------------
                STEEL - 1.3%
                UCAR INTERNATIONAL, INC.
$ 6,090,848        Term loan, maturing January 31, 2003          $  6,090,848
  3,201,600        Term loan, maturing July 31, 2003                3,201,600
  3,201,600        Term loan, maturing January 31, 2004             3,201,600
                   Processing materials for steel industry
                                                                 ------------
                                                                 $ 12,494,048
                                                                 ------------
                TELECOMMUNICATIONS - 1.6%
                PAGING NETWORK, INC.
$15,000,000        Term loan, maturing March 31, 2002            $ 15,000,000
                   Paging service provider                       ------------

                TEXTILES - 2.2%
                BLACKSTONE CAPITAL COMPANY II, L.L.C.
$ 5,000,000        Term loan, maturing January 13, 1997          $  5,000,000
                   Automotive products, residential upholstery
                     fabrics, and wallcoverings

                LONDON FOG INDUSTRIES, INC.
  9,582,314        Term loan, maturing May 31, 2002                 8,911,552
  1,971,219        Term loan, maturing May 31, 2002 *               1,655,824
                   Outerwear

                WASSERSTEIN/C & A HOLDINGS, L.L.C.
  5,000,000        Term loan, maturing January 13, 1997             5,000,000
                   Automotive products, residential upholstery
                     fabrics, and wallcoverings
                                                                 ------------
                                                                 $ 20,567,376
                                                                 ------------
                 TOTAL LOAN INTERESTS (IDENTIFIED COST,
                   $843,764,660)                                 $842,071,529
                                                                 ------------
--------------------------------------------------------------------------------
                       PREFERRED STOCKS - 0.8%
--------------------------------------------------------------------------------
SHARES                SECURITY                                       VALUE
--------------------------------------------------------------------------------
     54,895      America's Favorite Chicken Company, 8%          $  4,035,880
                   Preferred Stock
  5,845,956      London Fog Industries, Inc., 17.5% Preferred
                   Stock*                                           3,178,220
                                                                 ------------
                 TOTAL PREFERRED STOCKS (IDENTIFIED COST,
                   $10,014,473)                                  $  7,214,100
                                                                 ------------


--------------------------------------------------------------------------------
                         SHORT-TERM INVESTMENTS - 10.5%
--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                DESCRIPTION
--------------------------------------------------------------------------------
$23,000,000      CXC,Inc., 6.25%, 7/3/95                         $ 22,992,014
 39,347,000      Corporate Receivables Corp., 6.20%, 7/3/95        39,333,447
  2,824,000      Melville Corp., 6.23%, 7/3/95                      2,823,023
 35,373,000      Prudential Funding Corp., 5.97%, 7/6/95           35,343,670
                                                                 ------------
                 TOTAL SHORT-TERM INVESTMENTS, AT AMORTIZED
                   COST                                          $100,492,154
                                                                 ------------
                 TOTAL INVESTMENTS (IDENTIFIED COST,
                   $954,271,287) - 99.5%                         $949,777,783
                 OTHER ASSETS, LESS LIABILITIES - 0.5%              4,809,543
                                                                 ------------
                 TOTAL NET ASSETS - 100%                         $954,587,326
                                                                 ============

*Non-income producing security.
Note: The description of the principal business for each security set forth above is unaudited.

                       See notes to financial statements

                             SENIOR DEBT PORTFOLIO
                              FINANCIAL STATEMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 June 30, 1995
                      (Expressed in United States Dollars)
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
    $954,271,287)                                               $949,777,783
  Cash                                                             3,184,749
  Receivable for investments sold                                    398,047
  Interest receivable                                              5,371,248
  Deferred organization expenses (Note 1D)                            38,948
  Prepaid expenses                                                   798,758
                                                                ------------
      Total assets                                              $959,569,533
LIABILITIES:
  Deferred facility fee income (Note 1B)            $4,869,498
  Payable to affiliate -- Custodian fee                  8,907
  Accrued expenses                                     103,802
                                                    ----------
      Total liabilities                                            4,982,207
                                                                ------------
NET ASSETS applicable to investors' interest in Portfolio       $954,587,326
                                                                ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and withdrawals       $959,080,830
  Unrealized depreciation of investments (computed
    on the basis of identified cost)                              (4,493,504)
                                                                ------------
      Total                                                     $954,587,326
                                                                ============
                 See notes to financial statements

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the period from the start of business, February 22, 1995, to June 30, 1995
                      (Expressed in United States Dollars)
--------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Interest income                                                 $24,104,032
  Facility fees earned                                              1,323,580
                                                                  -----------
      Total income                                                $25,427,612
  Expenses --
    Investment adviser fee (Note 2)                  $2,523,771
    Custodian fee (Note 2)                              105,144
    Interest expense                                    373,538
    Legal and accounting services                        14,716
    Amortization of organization expenses (Note 1D)       2,282
    Miscellaneous                                       182,242
                                                     ----------
        Total expenses                                              3,201,693
                                                                  -----------
          Net investment income                                   $22,225,919

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions       $1,095,155
  Change in unrealized depreciation of investments   (1,768,577)
                                                     ----------
        Net realized and unrealized loss on
          investments                                                (673,422)
                                                                  -----------
          Net increase in net assets from operations              $21,552,497
                                                                  ===========
                 See notes to financial statements

                          STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------
For the period from the start of business, February 22, 1995, to June 30, 1995
                      (Expressed in United States Dollars)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH:
CASH FLOWS FROM (FOR) OPERATING ACTIVITIES --
    Purchase of Loan Interests and investments                  $(401,348,374)
    Proceeds from sales and principal repayments                  134,261,432
    Interest received                                              25,307,620
    Facility fees received                                          2,569,699
    Interest paid                                                    (284,791)
    Operating expenses paid                                        (2,738,970)
    Net increase in short-term investments                        (53,583,815)
                                                                -------------
      Net cash used for operating activities                    $(295,817,199)
                                                                -------------
CASH FLOWS FROM (FOR) FINANCING ACTIVITIES --
    Proceeds from capital contributions                         $ 353,435,714
    Payments for capital withdrawals                              (54,633,766)
                                                                -------------
      Net cash provided by financing activities                 $ 298,801,948
                                                                -------------
        Net increase in cash                                    $   2,984,749
CASH AT BEGINNING OF PERIOD                                           200,000
                                                                -------------
CASH AT END OF PERIOD                                           $   3,184,749
                                                                =============
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM
  OPERATIONS TO NET CASH USED FOR OPERATING ACTIVITIES:
    Net increase in net assets from operations                  $  21,552,497
    Increase in receivable for investments sold                      (245,089)
    Decrease in interest receivable                                 1,504,933
    Increase in prepaid expenses                                     (219,142)
    Increase in deferred organization expenses                        (38,948)
    Increase in deferred facility fee income                        1,164,165
    Increase in payable to affiliate -- custodian fee                   8,907
    Increase in accrued expenses                                       84,403
    Net increase in investments                                  (319,628,925)
                                                                -------------
      Net cash used for operating activities                    $(295,817,199)
                                                                =============
                 See notes to financial statements

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
 For the period from the start of business, February 22, 1995, to June 30, 1995
                      (Expressed in United States Dollars)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                                       $  22,225,919
    Net realized gain on investment transactions                    1,095,155
    Change in unrealized depreciation of investments               (1,768,577)
                                                                -------------
      Net increase in net assets from operations                $  21,552,497
                                                                -------------
  Capital transactions --
    Contributions                                                $987,468,595
    Withdrawals                                                   (54,633,766)
                                                                -------------
      Increase in net assets resulting from capital
       transactions                                              $932,834,829
                                                                -------------
        Total increase in net assets                             $954,387,326

NET ASSETS:
  At beginning of period                                              200,000
                                                                -------------
  At end of period                                               $954,587,326
                                                                 ============
--------------------------------------------------------------------------------
                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------
                   For the period from the start of business,
                      February 22, 1995, to June 30, 1995
--------------------------------------------------------------------------------
RATIOS (As a percentage of average daily net assets):
  Operating expenses                                                  1.06%+
  Interest expense                                                    0.14%+
  Net investment income                                               8.35%+
PORTFOLIO TURNOVER                                                      21%

+Annualized.


                       See notes to financial statements

                         NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Senior Debt Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified closed-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. Investment operations began on February 22, 1995, with the acquisition of securities with a value of $583,240,521, including unrealized depreciation of $2,724,927, in exchange for an interest in the Portfolio by one of the Portfolio's investors. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. INVESTMENT VALUATION -- The Portfolio's investments in interests in loans (Loan Interests) are valued at fair value by the Portfolio's investment adviser, Boston Management and Research, under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including (i) the characteristics of and fundamental analytical data relating to the Loan Interest, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Loan Interest, the terms and conditions of the loan and any related agreements and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on evaluations of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Loan Interest including price quotations for and trading in the Loan Interest and interests in similar loans and the market environment and investor attitudes towards the Loan Interest and interests in similar loans; (v) the reputation and financial condition of the agent bank and any intermediate participant in the loan; and (vi) general economic and market conditions affecting the fair value of the Loan Interest. Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-sized trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sales price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

B. INCOME -- Interest income from Loan Interests is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Facility fees received are recognized as income over the expected term of the loan.

C. INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deductions or credit.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.
--------------------------------------------------------------------------------
(2) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The investment advisory fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 19/240 of 1% (0.95% per annum) of the Portfolio's average daily gross assets up to and including $1 billion and at reduced rates as daily gross assets exceed that level. For the period from the start of business, February 22, 1995, to June 30, 1995, the effective annual rate, based on average daily gross assets, was 0.95% (annualized) and amounted to $2,523,771. Except as to Trustees of the Portfolio who are not members of BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment advisory fee. Investors Bank & Trust Company (IBT), an affiliate of BMR, serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on average daily cash balances the Portfolio maintains with IBT. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Advisor may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business, February 22, 1995, to June 30, 1995, no significant amounts have been deferred.
--------------------------------------------------------------------------------
(3) INVESTMENTS
The Portfolio invests primarily in Loan Interests. The ability of the issuers of the Loan Interests to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Loan Interests for the period from the start of business, February 22, 1995, to June 30, 1995, aggregated $401,348,374 and $134,506,521, respectively.
--------------------------------------------------------------------------------
(4) SHORT-TERM DEBT AND CREDIT AGREEMENTS
The Portfolio participates with other funds and portfolios managed by BMR and Eaton Vance Management (EVM) in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees under this agreement during the period. The Portfolio has also entered into a revolving credit agreement, that will allow the Portfolio to borrow an additional $245 million to support the issuance of commercial paper and to permit the Portfolio to invest in accordance with its investment practices. Interest is charged under the revolving credit agreement at the bank's base rate or at an amount above either the bank's adjusted Libor rate or adjusted certificate of deposit rate. Interest expense includes a commitment fee of approximately $210,512 which is computed at the annual rate of 1/4 of 1% on the unused portion of the revolving credit agreement. There were no borrowings under this agreement during the period. As of June 30, 1995, the Portfolio had no commercial paper outstanding.
------------------------------------------------------------------------------
(5) FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
The cost and unrealized appreciation/depreciation in the value of investments owned at June 30, 1995, as computed on a federal income tax basis, were as follows:

     Aggregate cost                                              $954,271,287
                                                                 ============
     Gross unrealized depreciation                               $  4,493,504
     Gross unrealized appreciation                                    --
                                                                  -----------
     Net unrealized depreciation                                 $  4,493,504
                                                                 ============

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
To the Trustees and Investors of
Senior Debt Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Senior Debt Portfolio as of June 30, 1995, and the related statement of operations, the statement of cash flows, the statement of changes in net assets and the supplementary data for the period from the start of business, February 22, 1995, to June 30, 1995 (all expressed in United States dollars). These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and Loan Interests owned at June 30, 1995 by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Senior Debt Portfolio as of June 30, 1995, the results of its operations and its cash flows, the changes in its net assets, and its supplementary data for the period from the start of business, February 22, 1995, to June 30, 1995, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1A, the financial statements include Loan Interests and certain other securities held by Senior Debt Portfolio valued at $849,285,629 (89% of net assets of the Portfolio), which values are fair values determined by the Portfolio's investment adviser in the absence of actual market values. Determination of fair value involves subjective judgment, as the actual market value of a particular Loan Interest or security can be established only by negotiation between the parties in a sales transaction. We have reviewed the procedures established by the Trustees and used by the Portfolio's investment adviser in determining the fair values of such Loan Interests and securities and have inspected underlying documentation, and in the circumstances, we believe that the procedures are reasonable and the documentation appropriate.

                                                              DELOITTE & TOUCHE
Grand Cayman, Cayman Islands
British West Indies
August 11, 1995

                                                                      APPENDIX A

  [LOGO]
EATON VANCE

MUTUAL FUNDS



                * EATON VANCE
                  PRIME RATE RESERVES

                * EV CLASSIC SENIOR
                  FLOATING-RATE FUND




                [Photo of a fountain pen, pair of eyeglasses
                 and a laptop computer resting on the financial pages of a newspaper.]

THE EATON VANCE SENIOR FLOATING-RATE FUNDS

------------------------       - EATON VANCE PRIME RATE RESERVES
EATON VANCE NOW OFFERS
TWO FUNDS INVESTING IN A       - EATON CLASSIC SENIOR FLOATING-RATE FUND
PORTFOLIO OF SENIOR
FLOATING-RATE LOANS...         Using the patented Hub & Spoke Registration Mark
                               structure, Eaton Vance is able to offer a wide variety of investors efficient access to a single portfolio of senior floating-rate loans made by major U.S. banks and other financial institutions to large corporate customers.

                               DESIGNED FOR INVESTORS SEEKING...
------------------------
OBJECTIVE: TO PROVIDE          - HIGH CURRENT MONTHLY INCOME
AS HIGH A LEVEL OF
CURRENT INCOME AS                Each Fund's goal is to provide investors with
IS CONSISTENT WITH               an effective (compound) yield that maintains a
CAPITAL PRESERVATION...          favorable spread over other short-term
                                 alternatives. The Portfolio invests primarily in floating-rate loans, with rates that keep a fixed spread over widely accepted base rates, such as the London Interbank Offered Rate or the U.S. average prime rate. Please see a Fund prospectus and page 8 of this brochure for more information.

                               - CAPITAL PRESERVATION

                                 A portfolio of senior, floating-rate loans can help protect an investor's purchasing power against the eroding effects of inflation. Higher inflation rates usually result in higher interest rates. Unlike investments that pay a fixed income, the Portfolio's floating-rate loans generate income that resets as interest rates change.

                               - RELATIVELY STABLE NET ASSET VALUE

                                 The Portfolio invests primarily in senior, floating-rate loans made to corporations, whose interest rates are adjusted regularly to move with current rates. While the Funds' net asset values will fluctuate, this investment strategy is expected to minimize such fluctuations in response to changes in interest rates. However, a default in a loan in which the Portfolio owns an interest, a material deterioration of a borrower's creditworthiness, or a sudden or extreme increase in prevailing interest rates may cause a decline in each Fund's share value.

----------------------
TENDER OFFERS ARE MADE         - LIQUIDITY THROUGH TENDER OFFERS
AT NET ASSET VALUE...
                                 To accommodate shareholders' liquidity needs,
                                 the Funds' Trustees intend to consider
                                 quarterly the making of a tender offer for all
                                 or a portion of outstanding shares at net
                                 asset value. Although there can be no
                                 assurance that the Funds will tender for their
                                 shares every quarter, such offers have been
                                 made in each quarter since Eaton Vance Prime
                                 Rate Reserves began operations on August 4,
                                 1989. EV Classic Senior Floating-Rate Fund,
                                 introduced in 1995, will follow the same
[PHOTO]                          tender offer procedures.*

                               - NO INITIAL SALES CHARGE

                                 Every dollar invested starts earning dividends as soon as the account is opened. The minimum initial investment in Eaton Vance Prime Rate Reserves or EV Classic Senior Floating-Rate Fund is only $5,000 ($2,000 for Individual Retirement Accounts). Additions to the account ($50 or more) may be made at any time.*


                               Eaton Vance Prime Rate Reserves and EV Classic Senior Floating-Rate Fund are continuously offered, closed-end funds, registered under the Investment Company Act of 1940. Using the Hub ("Portfolio") & Spoke ("Funds") structure, both invest in the Senior Debt Portfolio, a separate investment company with an identical investment objective to that of the Funds. The Portfolio invests primarily in "loan interests" - portions of senior, floating-rate loans made by U.S. banks and other financial institutions to large corporate customers.


                               * Shares repurchased by the Fund may be subject
                                 to an early withdrawal charge (please see a prospectus for details).

                               ----------------------------------------------
                               Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution.
                               Shares are subject to investment risks, including possible loss of principal invested.
                               ----------------------------------------------

COMMONLY ASKED QUESTIONS
ABOUT THE FUNDS' STRUCTURE

--------------------     WHY AREN'T THE FUNDS 'OPEN-END' FUNDS?
'CONTINUOUSLY
OFFERED, CLOSED-         Loans, in which the Funds' Portfolio invests, are not
END' FUNDS...            considered "liquid securities," and an open-end fund,
                         by law, must invest at least 85 percent of its assets in liquid securities. The Funds are designed, therefore, as continuously offered, closed-end funds.

                         HOW DOES A CONTINUOUSLY OFFERED,
                         CLOSED-END FUND OPERATE?

[Photo]                  "Continuously offered" means that shares of either
                         Fund may be purchased at 100 percent of their net asset value on any business day. Because the Funds are "closed-end," however, withdrawals are handled differently than in a traditional, open-end fund. Shares may be redeemed quarterly, by means of a "tender offer," in which the Funds repurchase shares from shareholders at 100 percent of net asset value. (Shares repurchased by the Funds may be subject to an early withdrawal charge. See a prospectus for details.)

                         WHY DON'T FUND SHARES TRADE ON A NATIONAL
                         EXCHANGE, LIKE OTHER CLOSED-END FUNDS?

                         Eaton Vance believes that the Funds better meet shareholders' needs for liquidity by having non-listed shares. These can be redeemed at 100 percent of net asset value on a quarterly basis, rather than listed shares that may be sold daily, but at a fluctuating discount or premium to net asset value.

--------------------     HOW ARE TENDER OFFERS MADE?
Tender offers
provide liquidity...     The Trustees intend to consider quarterly the making
                         of a tender offer for all or a portion of outstanding shares at net asset value. Although there can be no assurance that the Funds will tender for their shares every quarter, it has been and continues to be the policy of the Trustees to do so.

                         Eaton Vance Prime Rate Reserves began operations on August 4, 1989. Tender offers have been made in every quarter since that Fund's inception, and all shares tendered by shareholders were redeemed.

                        HOW DO THE FUNDS MEET TENDER OFFERS WITHOUT
                        DISADVANTAGING EXISTING SHAREHOLDERS?

                        The Portfolio has five sources of liquidity which generate cash to meet redemptions:

                           - Ordinary cash on hand

                           - Scheduled quarterly interest income on loans

                           - Scheduled quarterly principal payments on loans

                           - Contractually required principal prepayments on
                             loans

                           - A borrowing program that allows the Portfolio to
                             issue over $100 million of short-term,
                             investment-grade commercial paper.

                        Therefore, the Portfolio can remain fully invested on a consistent basis, despite quarterly tender offers.

                        ARE THERE EXCHANGE OPTIONS?

                        In the case of Eaton Vance Prime Rate Reserves, shareholders may elect to exchange tendered shares for shares of certain EV Marathon Funds. An exchange option may be available for EV Classic Senior Floating-Rate Fund. Please ask your financial adviser or see a prospectus for more information.

                        CAN THE FUNDS BE USED FOR QUALIFIED RETIREMENT PLANS?

                        Shares of both Funds may be purchased in connection with pension and profit-sharing plans, Individual Retirement Accounts (IRAs), and 403(b) retirement plans. Please see a prospectus for more information about any of these services.

                        WHAT ARE THE FUNDS' MINIMUM INVESTMENTS?

                        - The minimum initial investment in either Fund is
                          $5,000 ($2,000 for IRAs). Shareholders can add to their accounts on any business day, in amounts of $50 or more.
[Photo]
                        - Dividends are paid monthly and may be taken in cash
                          or reinvested in additional shares at net asset value.

                        - The Funds also offer bank draft investing, where
                          regular additional investments may be made directly from a bank checking account (minimum $50 per month or quarter).

COMMERCIAL LOANS ARE AN IMPORTANT
PART OF THE U.S. DEBT MARKETS

-----------------------
LOANS REPRESENT A               The $5.1 trillion U.S. debt market is composed
$300 BILLION MARKET...          of several types of instruments, including:
                                Treasury obligations, corporate debt and mortgages. Loans made by banks to commercial and industrial borrowers represent a $300 billion slice of this market.

                                ----------------------------------------------

                                THE U.S. DEBT MARKET ($ billions)
                                Instrument             Percentages      Amount
                                ----------             -----------      ------
                                U.S. Treasuries            44%          $2,250
                                Corporate bonds            29%          $1,480
                                Mortgages                  21%          $1,100
                                Senior secured loans        6%          $  300

                                Data as of 9/30/94. Sources: Bloomberg, L.P., and Eaton Vance Management.

                                ----------------------------------------------

-----------------------         According to Standard & Poor's, there are fewer
BANK LOANS ARE A WIDELY         than 800 companies in the U.S. that issue
USED METHOD OF RAISING          investment-grade bonds. These usually issue
CORPORATE CASH...               short-term commercial paper as well. Generally,
                                high-grade issuers have higher creditworthiness than high-yield issuers, and their obligations have a lower risk of default. Thousands of other U.S. companies - which have unrated or non-investment-grade bonds - turn to the banks for loans.

                                ----------------------------------------------

                                HOW CORPORATIONS RAISE CAPITAL
                                High-grade                          High-yield
                                ----------                          ----------
                                                                      Senior
                                Commercial                       floating-rate
                                   paper                              loans

                                High-grade                          High-yield
                                   bonds                              bonds

                                Equities                            Equities

                                ----------------------------------------------

                                Over the past five years, commercial banks, in turn, have increasingly permitted large, sophisticated institutional investors, such as Eaton Vance's Senior Debt Portfolio, to acquire interests in loans banks have made. Selling pieces of loans allows banks to originate new loans, and to maintain a more diversified loan portfolio. Today, the making and selling of large corporate loans can be compared to the underwriting and syndication of bonds, despite the sharp differences between loans and bonds.

FLOATING-RATE LOANS MAY OFFER
MANY ADVANTAGES TO INVESTORS

                                -----------------------------------------------------------------------
                                HOW FLOATING-RATE LOANS DIFFER FROM FIXED-RATE BONDS

                                                        FLOATING-RATE LOANS     FIXED-RATE BONDS
                                                        -------------------     ----------------

                                Claim on assets               Senior                 Subordinated

                                Collateral                   Secured               Unsecured or secured

                                Rate paid                    Floating                      Fixed

                                Principal repayment         Amortizing             At call or maturity

                                -----------------------------------------------------------------------

-------------------             BORROWERS SIGN BINDING CONTRACTS CALLED
LOANS ARE SENIOR...             CREDIT AGREEMENTS

                                Loans are typically the most senior source of capital in a borrower's capital structure. By a contract, called the "Credit Agreement," senior loans have the highest priority of claim on a borrower's cash flow. Although a borrower may have other debt obligations, these may be junior, unsecured and/or subordinated debts. In addition, a Credit Agreement may contain legal covenants governing how the borrower must operate. Tough covenants can include prohibitions on additional debt, mergers, or sales of assets.

-------------------             BORROWERS PLEDGE COLLATERAL
 ...SECURED...

                                -------------------------------------------------------------------------------------
                                LOAN COLLATERAL CAN INCLUDE...
                                Working capital           Tangible fixed           Intangible                Security
                                  assets...                  assets...              assets...            interests...

                                  [PHOTO]                    [PHOTO]                 [PHOTO]                [PHOTO]

                                ...Accounts               ...Real property          ...Trademarks         ...Stock in
                                receivable and               buildings and             and patents        company and
                                inventory                       equipment                                subsidiaries

                                -------------------------------------------------------------------------------------

                                Loans also typically have all of the borrower's assets pledged as collateral to secure the debt, an additional incentive for the borrower to meet its obligations. Nonetheless, a decline in the value of collateral could cause a loan to be substantially unsecured. When collateral consists of stock alone, the Portfolio will be subject to the risk of decline in the stock's value, and to other risks associated with investments in equity securities. (The Portfolio can invest up to 20 percent of its assets in other short-term debt obligations and unsecured loans.)

-----------------------         LOAN RATES ADJUST AS INTEREST RATES CHANGE
 ...FLOATING-RATE...
                                The value of floating-rate loans is generally not affected by changes in interest rates.
                                Under a Credit Agreement, the corporate
                                borrower agrees to borrow at a rate that "floats," keeping a fixed spread over a widely accepted benchmark, and fluctuating as the base rate moves. Two frequently used base rates are:

                                - The LONDON INTERBANK OFFERED RATE (LIBOR),
                                  used by banks worldwide as a base for loans to large commercial and industrial companies. Most of the Portfolio's loans have interest rates based on LIBOR.

                                - The PRIME RATE, the rate U.S. banks use as a
                                  base for a wide range of loans to individuals and mid-size and small businesses. This base rate is infrequently used for loans to multi-million-dollar corporations.

                                LIBOR is generally quoted for 30-, 60- and 90-day periods, whereas the prime rate is quoted for an overnight period.

-----------------------         REPAYMENT FEATURE REDUCES INVESTOR'S CREDIT
 ...AND AMORTIZING...            EXPOSURE

                                Loans generally require that principal be repaid over the life of the loan. The self-amortizing schedule of loans is an important reason that a loan investor quickly builds a growing cash balance. By comparison, bonds have subordinated claims on a borrower's cash flow, and the principal is only repaid at or near maturity. The cash flow provided by the loans reduces the overall level of credit exposure to the borrower and allows the investor to reinvest the cash in another loan.

-----------------------         SECONDARY MARKET FOR LOANS HAS GROWN RAPIDLY
LIKE BONDS, LOANS               Another important element of liquidity is the
ARE NOW TRADED IN               fast-growing secondary market trading of loans
THE SECONDARY MARKET...         among commercial banks, investment banks, loan
                                funds and other institutional investors.
                                Trading volume in 1994 exceeded $20 billion, according to Loan Pricing Corporation.

                                All of the largest commercial banks and many of the largest investment banks have fully staffed trading desks focused exclusively on loans. These include such banks as Chase Manhattan, Chemical Bank, Bankers Trust and Citibank, and such investment banks as Goldman Sachs, Lehman Bros., Merrill Lynch and C.S. First Boston.

MANAGING RISKS

                            Like any investment, floating-
                            rate loans do carry specific         [PHOTO]
                            risks.  The features of floating-
                            rate loans and Eaton Vance's
                            active management are designed to
                            minimize credit, interest rate and
                            foreign exchange risks.

-------------------
CREDIT RISK. . .            'DEFAULT' DOESN'T ALWAYS RESULT IN A LOSS

                            When difficulties arise in a borrower's
                            operations, provisions of the Credit Agreement may be broken, commonly called a "default." A default often can be remedied quickly - without loss of principal or delay of interest payments - or may lead to a worsened situation for a borrower. If a borrower defaults on the Credit Agreement governing its loans, usually it also has defaulted on its bonds.The frequency of defaults relates to the creditworthiness of the borrower and to the general level of economic activity - in recessions, the frequency of defaults rises across all parts of the capital market.

                            WHAT'S MORE, COLLATERAL CAN REDUCE SEVERITY OF
                            LOSSES
                            Once a situation has worsened to the
                            point at which the lender, such as the Portfolio, feels the loan's value is impaired or has not been paid as agreed, a loss is recognized. The severity of the loss is generally lower for loans than bonds, because loans are senior to bonds and are normally secured by collateral.

-----------------------
INTEREST RATE RISK. . .     'FLOATING RATES' MEAN MINIMAL INTEREST RATE RISK

                            Unlike fixed-rate bonds, the value of
                            floating-rate loans is generally not affected by changes in interest rates because loans' rates reset regularly to maintain a fixed spread over LIBOR or another specific base rate. The interest rate sensitivity of the Portfolio is normally less than 60 days. In contrast, while long-term bond funds may offer higher yields than a portfolio of floating-rate loans, they generally measure their duration in terms of years.

------------------------
FOREIGN EXCHANGE RISK. .    U.S. DOLLAR-DENOMINATED MEANS NO FOREIGN EXCHANGE
                            RISK


                            By investing exclusively in dollar-denominated debt obligations of U.S.-based companies, an investor in loans can be fully insulated from moves in the foreign currency market. Although permitted by prospectus to invest up to 5 percent of its asset in foreign loans, the Portfolio's management has not done so, and does not anticipate buying foreign loans in the foreseeable future.

THE EATON VANCE PORTFOLIO

---------------------------
BOTH EATON VANCE FUNDS      To manage the Senior Debt Portfolio, Eaton
INVEST IN THE               Vance has established a clearly articulated
SENIOR DEBT PORTFOLIO. . .  process for investing in loans, working down from a $300 billion universe of loans to an approximately $600 million portfolio (as of December 31, 1994).

                            ------------------------------------------------------------------------
                            EATON VANCE SCREENS, ANALYZES, SELECTS AND CONSTRUCTS
                            SCREEN . . .                        Loan universe:  $300 billion
                              REVIEW AND EXCLUDE

                            ANALYZE . . .                       Generally acceptable: $150 billion
                              FUNDAMENTAL RESEARCH

                            SELECT . . .                        Meets criteria: $6 billion
                              RISK/RETURN ASSESSMENT

                            CONSTRUCT . . .                     Purchase: $0.6 billion
                              BROAD SPECTRUM OF CREDITS

                            ------------------------------------------------------------------------

-------------------------
PORTFOLIO EXAMPLES . . .    The following are examples of borrowers whose
                            loans were in the Senior Debt Portfolio as of January 31, 1995, including percentage of the Portfolio's total net assets that each represented.

                            - American Standard, Inc. - One of the largest
                              manufacturers of plumbing products and of air conditioning systems, with American Standard and Trane brand names (4.0%).

                            - Formica Corp. - A major manufacturer of
                              laminates, under the Formica brand name (2.2%).

                            - Jerrico, Inc. - Operates the popular-priced
                              Long John Silver's seafood restaurants (2.8%).

                            - Pathmark Stores - A leading supermarket chain
                              in the metropolitan New York and Philadelphia areas (5.6%).

                            - Silgan Corp. - Primary food packager for
                              companies such as DelMonte and Nestle (1.2%).

                            - Spalding and Evenflo Companies - Manufacturer
                              of Spalding sports equipment and Evenflo baby and juvenile products (2.0%).

                            - Specialty Foods Corp. - Produces and
                              distributes food products such as Mother's cookies, Stella bread products and Guggenheimer pickles (1.8%).

                            - Stone Container Corp. - An industry leader in
                              the production of container board, corrugated containers, kraft paper and paper bags (5.1%).
PLEASE SEE YOUR
FINANCIAL ADVISER
FOR INFORMATION ON
THE PORTFOLIO'S
CURRENT HOLDINGS.

WHY INVEST WITH EATON VANCE?

----------------------
A BOSTON TRADITION          Eaton Vance Management and its predecessor companies
SINCE 1924...               - Eaton & Howard, and Vance Sanders - have been
                            managing assets ofindividuals and institutions since 1924. Eaton Vance currently manages over $15 billion in assets for more than 150 mutual funds, whose investment objectives range from tax free and taxable income to maximum capital appreciation, as well as individual and institutional accounts for retirement plans, pension funds and endowments.

                            As the investment picture has changed over the past seven decades, Eaton Vance has remained focused on fundamental research.

----------------------      Eaton Vance is one of the pioneers in
A SUCCESSFUL TRACK          professionally managing portfolios of senior,
RECORD IN LOANS SINCE       floating-rate loans, with over $600 million under
1989. . .                   management at December 31, 1994.


                                                                    [Photo]
                                                              Jeffrey S. Garner
                                                              Portfolio Manager

                            The tradition of fundamental research led the firm to establish and build one of the country's largest teams of investment professionals exclusively dedicated to the management of senior, floating-rate loans. Eaton Vance's unique team includes former commercial bank lending officers and investment bank corporate finance officers. Complementing their years of experience, the Senior Debt Portfolio also uses the services of leading law and accounting firms in the research, analysis and management process.

----------------------
ASK YOUR INVESTMENT         FOR MORE COMPLETE INFORMATION ABOUT EATON VANCE
ADVISER IF EATON            PRIME RATE RESERVES, EV CLASSIC SENIOR
VANCE'S SENIOR              FLOATING-RATE FUND, OR ANY OTHER EATON VANCE FUND,
FLOATING-RATE FUNDS         INCLUDING DISTRIBUTION PLANS, CHARGES AND EXPENSES,
ARE RIGHT FOR YOU!          PLEASE WRITE OR CALL YOUR FINANCIAL ADVISER FOR A
                            PROSPECTUS. READ THE PROSPECTUS(ES) CAREFULLY
                            BEFORE YOU INVEST OR SEND MONEY.

[LOGO]                  Eaton Vance Distributors, Inc.
                        24 Federal Street
                        Boston, MA 02110


30903 - 2/95                                                            SF/PRCB


[LOGO]
EATON VANCE
   MUTUAL FUNDS


EATON VANCE
PRIME RATE
RESERVES


STATEMENT OF
ADDITIONAL INFORMATION
NOVEMBER 28, 1995


EATON VANCE
PRIME RATE RESERVES
24 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------

INVESTMENT ADVISER OF SENIOR DEBT PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110

ADMINISTRATOR OF EATON VANCE PRIME RATE RESERVES
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265


CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
Mayer, Brown & Platt, 787 Seventh Avenue, New York, NY 10019


AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

BANKING COUNSEL
Mayer, Brown & Platt, 787 Seventh Avenue, New York, NY 10019











                                                                           PRSAI